FOR TAX-EXEMPT INCOME

                                                         NATIONAL TAX-FREE FUNDS

                                                               TAX-FREE USA FUND
                                                           TAX-FREE INSURED FUND
                                                  TAX-FREE USA INTERMEDIATE FUND
                                               TAX-FREE NATIONAL HIGH YIELD FUND

service and guidance

professional management

goals

(photo of illustration from Tax-Exempt Brochure)


                                                                            1999
                                                                     SEMI-ANNUAL
                                                                          REPORT

DELAWARE(SM)
INVESTMENTS
------------------------
Philadelphia o London
for tax-
exempt
income
  2

                                                                  March 12, 1999

DEAR SHAREHOLDER:

GLOBAL ECONOMIC UNCERTAINTY CHANGED the landscape for fixed income investing during the first half of fiscal 1999. Concerns about credit risk during the late summer and early fall of 1998 drove foreign and domestic investors to the safety and liquidity of U.S. Treasuries. Treasury prices rose as a result, pushing bond yields to record lows.
   Yields on municipal bonds fell modestly compared to Treasury yields. This created what we considered attractive buying opportunities as the typical gap between yields on municipal bonds and taxable fixed income securities narrowed significantly.
   By late October, at the height of the Treasury market's price rally, longer term municipal bonds offered as much as 98% of the income potential of comparable Treasuries. Although the gap has widened since then, 30-year municipal bonds are still yielding about 89% of what Treasuries are yielding. Traditionally, 83% has been the normal ratio between municipal bonds and Treasuries. (Source: Municipal Market Data)
   Over the past six months, we increased the average duration of our four national municipal bond funds. Our goal was to take advantage of higher yields available on bonds at the longer end of the maturity range.
   Since last fall, new issuance of municipal bonds has tapered off. This gave the market time to absorb last year's $285 billion in total municipal bond supply--the second largest annual volume in the market's history.



CUMULATIVE TOTAL RETURN AT NET ASSET VALUE
--------------------------------------------------------------------------------
                                                                SIX MONTHS ENDED
                                                               FEBRUARY 28, 1999
--------------------------------------------------------------------------------
TAX-FREE USA FUND A CLASS                                           +1.54%
Lehman Brothers Municipal Bond Index                                +2.62%
Lipper General Municipal Debt Fund Average (264 funds)              +1.76%
--------------------------------------------------------------------------------
TAX-FREE INSURED FUND A CLASS                                       +1.98%
Lehman Brothers Insured Bond Index                                  +2.54%
Lipper Insured Municipal Debt Fund Average (47 funds)               +1.95%
--------------------------------------------------------------------------------
TAX-FREE USA INTERMEDIATE FUND A CLASS                              +2.36%
Merrill Lynch Three-to-Seven Year Municipal Bond Index              +2.66%
Lipper Intermediate Municipal Debt Fund Average (145 funds)         +2.15%
--------------------------------------------------------------------------------
NATIONAL HIGH-YIELD MUNICIPAL BOND FUND A CLASS                     +2.48%
Lehman Brothers Municipal Bond Index                                +2.62%
Lipper High-Yield Municipal Debt Fund Average (66 funds)            +1.52%

All performance shown above is at net asset value and assumes reinvestment of distributions. For complete performance information for all Classes, see pages 8 and 9. Each index shown above is unmanaged. The Lehman Brothers and Merrill Lynch indexes are composed of municipal bonds with a variety of quality ratings.

                                                                        for tax-
                                                                         exempt
                                                                         income
                                                                            3

   Refunding activity--up 42% since 1997--contributed to the large supply. Just as homeowners take advantage of low interest rates to refinance their mortgages, municipalities can refinance bonds to raise capital that is then used to pay off older bonds with higher interest rates. Many states have used lower interest rates to reduce existing debt payments.
   On the pages that follow, Patrick Coyne and Mitchell Conery--the Fund's portfolio managers--review key events in the municipal bond market during the past six months and each Fund's current positioning. They also share their outlook for the remainder of fiscal 1999.

   We thank you for your investment, and look forward to reporting to you again next fall.


Sincerely,


/s/ Jeffrey J. Nick
------------------------------------

JEFFREY J. NICK
Chairman, President and
Chief Executive Officer
Delaware Investments Family of Funds


JEFFREY J. NICK NAMED CHAIRMAN

On December 17, 1998, Jeffrey J. Nick was named Chairman of the Delaware Investments Family of Funds. He replaces Wayne A. Stork who has retired as Chairman of the Board of Directors, but continues to serve as a Board Member. Mr. Nick was named President and Chief Executive Officer of Delaware Investments Family of Funds in October 1997. He has been CEO of Lincoln National Investment Companies, an indirect parent company of Delaware Investments, since October 1996 and previously managed Lincoln's operations in the United Kingdom. Mr. Nick holds an MBA from the University of Chicago and a Bachelor of Arts degree from Princeton University.

for tax-
exempt
income
  4

PORTFOLIO MANAGERS' REVIEW

BY
PATRICK P. COYNE AND
MITCHELL L. CONERY
Vice President/Senior Portfolio Managers

March 12, 1999

MUNICIPAL BONDS STILL
OFFER VALUE
As economic and currency problems escalated in Russia and Asia last summer, investors sought refuge in U.S. Treasury bonds. Bond prices rose and the yield on the 30-year U.S. Treasury hit an historic low in October. Falling Treasury yields allowed municipal bond yields to nearly catch up to Treasuries.
   By October, 30-year AAA (the highest quality rating) general obligation municipal bonds yielded as much as 98% of the yield available from comparable maturity Treasuries. We considered this a compelling value given that the interest on municipal bonds is exempt from federal income tax.
   As we finished the first half of fiscal 1999, the yield on the 30-year U.S. Treasury had risen to 5.57%, once again widening the yield gap between Treasuries and municipal bonds. However, with 30-year tax-exempt bonds still yielding more than their historic average of 83% of Treasuries, we believe municipal bonds remain attractively priced compared to Treasuries.

IMPROVING CREDIT QUALITY ADDS APPEAL
Other reasons municipal bonds appear attractive, in our view, are the financial strength of state and local governments and the improving credit quality of their debt issues. Over the past year, credit quality upgrades have exceeded downgrades by a seven-to-one margin, according to Standard and Poor's.
   During the past six months, the difference between yields of bonds with a quality rating of AAA (the highest rating available) and those with lower ratings has narrowed. We felt it more prudent to purchase higher quality securities because we weren't being rewarded sufficiently for the additional risk related to lower grade securities.

STRATEGIC POSITIONING

TAX-FREE USA FUND
In keeping with our more conservative approach to investing, we have traditionally kept Tax-Free USA Fund's average duration (sensitivity to interest rates) shorter than many of its mutual fund peers.

                                                                        for tax-
                                                                          exempt
                                                                          income
                                                                             5

   However, because we believe long-term rates have offered a significant yield advantage over short-term rates, we are maintaining a somewhat longer duration on the Tax-Free USA Fund. As of February 28, Tax-Free USA Fund's average duration was 6.4 years. Our goal is to increase the Fund's income potential. Even with the increase, the Fund's duration was still relatively short compared to its peers and its index. This contributed to the Fund's underperformance.
   We will probably continue to lengthen the Fund's average duration as long as we believe long-term bonds offer substantially more income than short-term bonds. We remain focused on high-grade bonds so that as we strive to increase the Fund's income potential, we are not increasing our credit risks. At the end of February, over 80% of the Fund's net assets were allocated to bonds rated investment-grade (bonds with ratings of BBB or higher).

TAX-FREE INSURED FUND
As we did with Tax-Free USA Fund, we have also extended the average duration of Tax-Free Insured Fund. As of February 28, the Fund's average duration was 7.1 years. This was slightly shorter than the average of the Fund's peer group. Although the Fund was still able to keep pace with the average of the funds in Lipper's Insured Municipal Debt Fund category, it fell a bit short of its benchmark.
   As we noted last September, Tax-Free Insured Fund has benefited from the fact that most new bond issues have been insured. According to The Bond Buyer, a trade publication, insurance companies guaranteed 51% of all new municipal bonds issued in 1998, up from 49% in 1997 and about 48% in 1996. This has offered us vast opportunities for investment selection and credit protection.
   Illinois was the Fund's largest state allocation-representing 25% of the Fund's net assets. Issues from Illinois, including a revenue bond issued for Chicago's O'Hare



PORTFOLIO CREDIT QUALITY
--------------------------------------------------------------------------------
FEBRUARY 28, 1999

                TAX-FREE        TAX-FREE          TAX-FREE USA       NAT'L HIGH YIELD
                USA FUND      INSURED FUND      INTERMEDIATE FUND      MUNICIPAL FUND
-------------------------------------------------------------------------------------
AAA              33.99%          84.12%              58.90%                4.40%
AA               12.34%           2.60%              10.49%                2.20%
A                16.45%           4.07%                  0%                3.59%
BBB              21.55%           7.07%              24.68%               28.43%
BB & B            6.36%           0.89%               5.93%                9.85%
Not Rated         9.31%           1.25%                  0%               51.53%


for tax-
exempt
income
  6

International Airport, filled three spots among the Fund's top 10 holdings.
   Pre-refunded bonds made up 30% of net assets. With interest rates at their lowest levels in years, municipalities used this opportunity to refinance existing debt to reduce their long-term obligations. Many of our pre-refunded holdings have high coupon rates (the stated rate of interest on the bond) and have contributed nicely to the Fund's income stream. In 1999, we expect refundings to slow since many state and local issuers have already refinanced.

TAX-FREE USA INTERMEDIATE FUND
During the past six months, we increased Tax-Free USA Intermediate Fund's average duration by approximately one year to 6.3 years. In an effort to earn extra income for the Fund, we sold shorter duration bonds with low yields and bought bonds with longer maturities, but still within the intermediate-term maturity range (which traditionally is 3 to 10 years).
   This strategy worked well for us. The Fund provided a six-month total return of 2.36%, outpacing its peers in the Lipper Intermediate Municipal Debt Fund Average and nearly matching the unmanaged Merrill Lynch Three-to-Seven Year Municipal Bond Index. As we sold bonds that offered little yield incentive, we replaced them with comparable high-quality bonds with potential for greater income.
   The overall credit quality of the portfolio is essentially unchanged from six months ago. Investment-grade bonds (those rated BBB or better) represented 94% of the Fund's net assets, compared to 93% at the end of August.
   Pennsylvania and Florida were our two largest state allocations. They were also among the nation's top five issuers of municipal bonds in 1998.

NATIONAL HIGH YIELD MUNICIPAL BOND FUND
The first half of fiscal 1999 was a fairly good period for National High Yield Municipal Bond Fund. Although the Fund provided a total return slightly shy of its benchmark, the Lehman Brothers Municipal Bond Index, it significantly outpaced the average return of its peers in the Lipper High Yield Municipal Debt Fund Average.
   Since last fall, the gap between yields of investment-grade bonds and lower rated securities has narrowed. This means that investors have been rewarded less for taking on the higher credit risks of lower quality issues. In our search for higher yields, we raised the Fund's average duration to 7.2 years, and invested half of the portfolio in unrated bonds.
   Because unrated bonds are usually priced lower than rated bonds, we often find opportunities to increase the Fund's income potential with the possibility for future price appreciation.
   There are two main reasons why a bond might be unrated. The issuer may have a poor credit rating, or, on the other hand, an issuer may be unable or unwilling to pay the rating fees charged for tax-
                                                                          exempt
                                                                          income
                                                                             7

by national rating agencies. This is often the case among smaller issuers who have limited budgets.
   We carefully research these small issuers trying to uncover those with strong underlying financial strength. In this way, we strive to capture higher income without significantly changing our quality profile.

MARKET OUTLOOK
As long as long-term interest rates offer a significant advantage over short-term rates, we expect to continue our strategy of adding to each Fund's income potential by extending average duration. Although we still think municipal bonds are relatively inexpensive based on their income potential compared to Treasuries, we see the real value opportunities in longer term bonds where interest rates are currently higher.
   To help manage the risks of investing in longer term bonds, we continue to focus on securities with investment-grade quality ratings. With state and local governments' credit quality improving, we believe municipal bonds remain a sound choice for most investors seeking to increase their income potential without increasing their income tax liability.


PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
FEBRUARY 28, 1999

                              TAX-FREE        TAX-FREE          TAX-FREE USA       NAT'L HIGH YIELD
                              USA FUND      INSURED FUND      INTERMEDIATE FUND      MUNICIPAL FUND
-----------------------------------------------------------------------------------------------------
Number of Securities            104             41                   28                   86
Average Effective Maturity   10.8 years      10.1 years          8.80 years            12.20 years
Average Duration             6.42 years      7.10 years          6.30 years              7.2 years
AMT Income*                     11.49%           5.34%              10.04%                  5.27%
Average Coupon                   6.44%           5.92%               5.00%                  6.44%
Current 30-Day SEC Yield**
   A Class                       3.76%           3.45%               3.50%                  4.30%
   B Class                       3.16%           2.79%               2.74%                  3.70%
   C Class                       3.16%           2.79%               2.74%                  3.70%

 *Amount of income subject to the federal alternative minimum tax for the six months ended February 28, 1999.
**Calculated according to Securities and Exchange Commission Guidelines.

for tax-
exempt
income
 8

PERFORMANCE SUMMARY


TAX-FREE USA FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH FEBRUARY 28, 1999

                               LIFETIME      TEN YEARS      FIVE YEARS      ONE YEAR
-------------------------------------------------------------------------------------
Class A (Est. 1/11/84)
   Excluding Sales Charge       +9.05%        +7.14%         +5.09%          +4.61%
   Including Sales Charge       +8.78%        +6.73%         +4.29%          +0.68%
-------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge       +4.87%                                       +3.78%
   Including Sales Charge       +4.54%                                       -0.19%
-------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge       +4.17%                                       +3.78%
   Including Sales Charge       +4.17%                                       +2.79%


TAX-FREE INSURED FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH FEBRUARY 28, 1999

                               LIFETIME      TEN YEARS      FIVE YEARS      ONE YEAR
-------------------------------------------------------------------------------------
Class A (Est. 3/25/85)
   Excluding Sales Charge       +7.81%        +6.94%         +5.48%          +4.79%
   Including Sales Charge       +7.51%        +6.53%         +4.68%          +0.88%
-------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge       +5.37%                                       +3.96%
   Including Sales Charge       +5.02%                                       +0.00%
-------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge       +4.73%                                       +3.96%
   Including Sales Charge       +4.73%                                       +2.97%

RETURNS REFLECT REINVESTMENT OF DISTRIBUTIONS AND ANY APPLICABLE SALES CHARGES AS NOTED BELOW. RETURN AND SHARE VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CLASS B AND C RESULTS EXCLUDING SALES CHARGE ASSUMES EITHER THAT CONTINGENT SALES CHARGES DID NOT APPLY OR THE INVESTMENT WAS NOT REDEEMED. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. EACH FUND MAY INVEST IN MUNICIPAL SECURITIES THAT GENERATE INCOME SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.

Voluntary expense limitations were in effect for Tax-Free USA Intermediate Fund and National High Yield Municipal Bond Fund for the periods shown. Returns would have been lower without the limitations.

CLASS A SHARE returns for all Funds except Tax-Free USA Intermediate Fund reflect the effect of a 3.75% maximum front-end sales charge and a 12b-1 fee (in effect after 6/1/92 for Tax-Free USA and Tax-Free Insured Funds). Class A returns for Tax-Free USA Intermediate Fund reflect the effect of a 2.75% front-end sales charge and a 12b-1 fee.
CLASS B SHARE do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year, except Tax-Free USA Intermediate Fund, which has a 2% deferred sales charge if redeemed before the end of the third year.
CLASS C SHARE have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

                                                                        for tax-
                                                                          exempt
                                                                          income
                                                                             9

TAX-FREE USA INTERMEDIATE FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH FEBRUARY 28, 1999

                                  LIFETIME         FIVE YEARS         ONE YEAR
--------------------------------------------------------------------------------
Class A (Est. 1/7/93)
   Excluding Sales Charge          +6.34%            +5.50%             +5.60%
   Including Sales Charge          +5.87%            +4.91%             +2.70%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge          +5.29%                               +4.71%
   Including Sales Charge          +5.29%                               +2.71%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge          +4.88%                               +4.71%
   Including Sales Charge          +4.88%                               +3.71%



NATIONAL HIGH YIELD MUNICIPAL BOND FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH FEBRUARY 28, 1999

                               LIFETIME      TEN YEARS      FIVE YEARS      ONE YEAR
-------------------------------------------------------------------------------------
Class A (Est. 9/22/86)
   Excluding Sales Charge       +8.05%        +8.45%         +7.30%          +6.18%
   Including Sales Charge       +7.72%        +8.04%         +6.49%          +2.18%
-------------------------------------------------------------------------------------
Class B (Est. 12/18/96)
   Excluding Sales Charge       +7.54%                                       +5.38%
   Including Sales Charge       +6.28%                                       +1.38%
-------------------------------------------------------------------------------------
Class C (Est. 5/26/97)
   Excluding Sales Charge       +7.70%                                       +5.47%
   Including Sales Charge       +7.70%                                       +4.47%

RETURNS REFLECT REINVESTMENT OF DISTRIBUTIONS AND ANY APPLICABLE SALES CHARGES AS NOTED BELOW. RETURN AND SHARE VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CLASS B AND C RESULTS EXCLUDING SALES CHARGE ASSUMES EITHER THAT CONTINGENT SALES CHARGES DID NOT APPLY OR THE INVESTMENT WAS NOT REDEEMED. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. EACH FUND MAY INVEST IN MUNICIPAL SECURITIES THAT GENERATE INCOME SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.

Voluntary expense limitations were in effect for Tax-Free USA Intermediate Fund and National High Yield Municipal Bond Fund for the periods shown. Returns would have been lower without the limitations.

CLASS A SHARE returns for all Funds except Tax-Free USA Intermediate Fund reflect the effect of a 3.75% maximum front-end sales charge and a 12b-1 fee (in effect after 6/1/92 for Tax-Free USA and Tax-Free Insured Funds). Class A returns for Tax-Free USA Intermediate Fund reflect the effect of a 2.75% front-end sales charge and a 12b-1 fee.
CLASS B SHARE do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year, except Tax-Free USA Intermediate Fund, which has a 2% deferred sales charge if redeemed before the end of the third year.
CLASS C SHARE have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

10 for tax-exempt income

FINANCIAL STATEMENTS
DELAWARE GROUP TAX-FREE FUND, INC.
TAX-FREE USA FUND
STATEMENT OF NET ASSETS
FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                           PRINCIPAL      MARKET
                                                              AMOUNT       VALUE
                                                           ---------      ------
MUNICIPAL BONDS - 100.44%
CONTINUE CARE/RETIREMENT REVENUE BONDS - 1.26%
Clark County, Nevada Assisted Living Homestead
   Boulder City Project / Volunteers of America
   6.50% 12/01/27 .......................................   $500,000    $516,730
Delaware County, Pennsylvania Authority Revenue
   Main Line & Haverford Nursing Home
   9.00% 08/01/22 .......................................  1,975,000   2,276,425
Delaware State Economic Development Authority
   First Mortgage Peninsula United Methodist
   Series A 6.20% 05/01/15 ..............................  4,000,000   4,273,200
Delaware State Economic Development Authority
   Unrefunded Balance First Mortgage Peninsula
   United Methodist Series A 8.50% 05/01/22 .............    455,000     509,195
                                                                       ---------
                                                                       7,575,550
                                                                       ---------
GENERAL OBLIGATION BONDS - 5.81%
Florida State Board of Education Capital Outlay
   Unrefunded Balance Series A
   7.25% 06/01/23 .......................................  2,445,000   2,602,654
Florida State Board of Education Capital Outlay
   Series A 4.75% 6/01/28 ...............................  7,000,000   6,670,090
Gahanna-Jefferson Public Schools, Ohio
   4.75% 12/01/21 .......................................  1,400,000   1,336,188
New York, New York Series H
   6.125% 08/01/25 ...................................... 10,000,000  10,996,600
New York, New York Unrefunded Balance
   Series E 6.00% 08/01/26 ..............................  9,220,000  10,018,083
Texas State (Veterans Land Bank)
   7.40% 12/01/20 .......................................  3,000,000   3,251,490
                                                                      ----------
                                                                      34,875,105
                                                                      ----------
HIGHER EDUCATION REVENUE BONDS - 5.51%
California Educational Facilities Authority
   Revenue (California Institute of Technology)
   4.50% 10/01/27 .......................................  5,000,000   4,643,250
California Educational Facilities Authority
   (University of Southern California) Series A
   5.00% 10/01/28 .......................................  5,000,000   4,954,050
District of Columbia Higher Education Revenue
   (Georgetown University) Series B
   7.15% 04/01/21 .......................................  7,000,000   7,155,400
Hillsboro County, Florida Educational Facilities
   Authority Revenue (University of Tampa)
   5.00% 12/01/23 (ASSET GTY) ...........................    250,000     242,725
Missouri State Health and Educational Facilities
   Authority Revenue (Washington University)
   Series A 4.75% 11/15/37 .............................. 15,000,000  14,164,350
New Hampshire Higher Education & Health Facilities
   Authority Revenue (New Hampton School)
   5.375% 10/01/28 ......................................  2,000,000   1,880,100
                                                                      ----------
                                                                      33,039,875
                                                                      ----------

                                                           PRINCIPAL      MARKET
                                                              AMOUNT       VALUE
                                                           ---------      ------
MUNICIPAL BONDS (CONTINUED)
HOSPITAL REVENUE BONDS - 3.91%
Allegheny County, Pennsylvania Hospital Development
   Authority Revenue (Allegheny Valley Hospital)
   7.00% 08/01/15 .......................................   $375,000    $332,696
Allegheny County, Pennsylvania Hospital Development
   Authority Revenue (Allegheny Valley Hospital)
   7.75% 08/01/20 .......................................  1,000,000     884,390
Monroeville, Pennsylvania Hospital Authority Revenue
   (Forbes Health System)
   6.25% 10/01/15 .......................................  2,000,000   1,796,800
   7.00% 10/01/03 .......................................  2,435,000   2,312,422
   7.00% 10/01/13 .......................................  3,000,000   2,785,530
Philadelphia, Pennsylvania Hospital & Higher
   Education Facilities Authority Hospital Revenue
   (Jeanes Health System Project)
   5.875% 07/01/17 ......................................  4,575,000   4,744,916
   6.85% 07/01/22 .......................................  7,000,000   7,525,700
Westmoreland County, Pennsylvania Industrial Development
   Authority Revenue (Citizens General Hospital)
   5.25% 07/01/15 .......................................  3,185,000   3,056,581
                                                                      ----------
                                                                      23,439,035
                                                                      ----------
HOUSING REVENUE BONDS - 5.49%
Alaska State Housing Finance Corp Collateralized Mortgage
   Obligation Series A 7.05% 6/1/25
   (GNMA/FNMA) ..........................................    360,000     378,590
Dade County Housing Finance Authority Single
   Family Mortgage 6.70% 04/01/28
   (GNMA/FNMA) AMT ......................................  4,500,000   4,787,820
Illinois Housing Development Authority
   Subseries A2 (Homeowner Mortgage)
   7.125% 08/01/26 ......................................    640,000     690,010
Massachusetts State Housing Finance Agency
   Residential Development Series C
   6.875% 11/15/11 (FNMA) ...............................  2,955,000   3,225,028
Massachusetts State Housing Finance Agency
   Revenue Family Mortgage
   6.95% 06/01/16 .......................................  2,500,000   2,650,325
Montgomery County, Pennsylvania Redevelopment
   Authority Multi-Family Housing Revenue
   (KBF Associates L.P.) 7.25% 7/01/25 ..................  4,970,000   5,274,214
Tennessee Housing Development Agency
   Series B 6.60% 07/01/25 AMT ..........................  2,330,000   2,499,554
Utah State Housing Finance Agency, Single Family
   Mortgage Series A 7.20% 01/01/27
   (FHA/VA) AMT .........................................  1,245,000   1,330,619
Virginia State Housing Development Authority
   7.10% 01/01/25 Series A
   7.10% 01/01/25 .......................................  7,500,000   7,895,775
                                                        for tax-exempt income 11

--------------------------------------------------------------------------------
                                                          PRINCIPAL      MARKET
MUNICIPAL BONDS (CONTINUED)                                  AMOUNT       VALUE
HOSPITAL REVENUE BONDS (CONTINUED)                        ---------      ------
Wisconsin Housing & Economic Development
   Authority Home Ownership Series B
   6.75% 09/01/25 AMT ................................... $3,950,000  $4,186,487
                                                                      ----------
                                                                      32,918,422
                                                                      ----------
INDUSTRIAL DEVELOPMENT BONDS - 7.14%
Alliance, Texas Special Facilities Revenue
   (Federal Express Corp. Project)
   6.375% 04/01/21 AMT ..................................  6,000,000   6,432,900
Atlanta, Georgia Special Purpose Facilities
   Revenue (Delta Airlines Project) Series A
   7.50% 12/01/19 .......................................  1,500,000   1,563,030
Chicago, Illinois O'Hare International Airport
   (United Airlines Project) Series A
   5.35% 09/01/16 .......................................  5,000,000   4,983,100
Dallas-Fort Worth, Texas Intl. Airport Facilities
   Improvement (American Airlines Inc.)
   7.50% 11/01/25 AMT ...................................  8,250,000   8,816,445
Indianapolis, Indiana Airport Authority Special Facilities
   (Federal Express Corp. Project)
   7.10% 01/15/17 AMT ...................................  7,800,000   8,713,068
Kenton County, Kentucky Airport Board Special
   Facilities (Delta Airlines Project)
   Series A 7.50% 02/01/12 ..............................  2,000,000   2,190,700
   Series B 7.25% 02/01/22 ..............................  4,250,000   4,621,748
Tulsa, Oklahoma Municipal Airport (American Airlines)
   7.35% 12/01/11 .......................................  5,000,000   5,550,050
                                                                      ----------
                                                                      42,871,041
                                                                      ----------
POLLUTION CONTROL REVENUE BONDS - 14.88%
Claiborne County, Mississippi Pollution Control
   Revenue (System Energy Resources Inc.)
   7.30% 05/01/25 .......................................  3,000,000   3,145,470
   8.25% 06/01/14 .......................................  7,365,000   7,643,323
Clark County, Nevada Industrial Development
   Revenue (Nevada Power Co. Project) Series C
   7.20% 10/01/22 .......................................  9,000,000   9,866,250
Illinois Development Finance Authority
   (Central Illinois Public Service Co.)
   Series A 7.60% 03/01/14 ..............................  6,000,000   6,316,020
Michigan State Strategic Funding Limited
   Obligation Revenue Refunding Detroit Edison
   Series A 5.55% 09/01/29 AMT ..........................  5,000,000   5,044,850
New Hampshire State Business Finance Authority
   Pollution Control Revenue (Public
   Service Co. of New Hampshire) Series D
   6.00% 05/01/21 AMT ...................................  3,000,000   3,056,370
Nez Perce County, Idaho Refunding (Potlatch Corp
   Project) 6.00% 10/01/24 ..............................  7,000,000   7,472,360
Parish of Saint Charles, Louisiana
   (Louisiana Power & Light Co.)
   8.25% 06/01/14 .......................................  1,350,000   1,402,650
Parish of West Feliciana, Louisiana
   (Gulf States Utilities Co. Project)
   Series A 7.50%0 5/01/15 .............................. 22,700,000  25,040,597

                                                          PRINCIPAL      MARKET
                                                             AMOUNT       VALUE
                                                          ---------      ------
 MUNICIPAL BONDS (CONTINUED)
 POLLUTION CONTROL REVENUE BONDS (CONTINUED)
 Petersburg, Indiana
   (Indianapolis Power & Light Co. Project)
   6.625% 12/01/24 ...................................... $9,350,000 $10,515,291
 Sabine River Authority Texas
   (Southwestern Electric Power)
   6.10% 04/01/18 (MBIA) ................................  4,000,000   4,401,440
 Sweetwater County, Wyoming Pollution Control
   Revenue (Idaho Power Company) Series A
   6.05% 07/15/26 .......................................  5,000,000   5,380,750
                                                                      ----------
                                                                      89,285,371
                                                                      ----------
 POWER AUTHORITY REVENUE BONDS - 7.78%
 Georgia Municipal Electric Authority Series L
   6.20% 01/01/09 .......................................   5,000,000  2,998,800
 Intermountain Power Agency, Utah Series 87D
   Power Supply Revenue 7.07% 07/01/20 ..................  95,575,000 17,359,287
 Lower Colorado River Authority, Texas Series B
   6.00% 01/01/15 (AMBAC) ...............................   5,000,000  5,167,100
 Northern Municipal Power Agency, Minnesota
   Electric System Revenue Series A
   5.00% 01/01/21 .......................................   8,500,000  8,300,760
 Puerto Rico Electric Power Authority Series EE
   4.75% 07/01/24 .......................................   5,000,000  4,752,350
 Tallahassee, Florida Energy Systems Revenue Series A
   4.75% 10/01/26 (FSA) .................................   8,500,000  8,085,965
                                                                      ----------
                                                                      46,664,262
                                                                      ----------
*PRE-REFUNDED - 20.82%
 City of Chicago, Illinois Skyway Toll Bridge
   Revenue 6.75% 01/01/17-04 ............................   3,300,000  3,772,626
 Delaware State Economic Development Authority
   Peninsula United Methodist First Mortgage
   Series A 8.50% 05/01/22-02 ...........................   3,045,000  3,536,219
 Florida State Board of Education Series A
   Prerefunded Balance 7.25% 06/01/23-00 ................   2,555,000  2,729,200
 Kentucky State Turnpike Authority
   7.25% 05/15/10-00 ....................................   1,145,000  1,215,624
 Louisiana Public Facilities Authority Hospital
   Revenue (Southern Baptist Hospital, Inc.)
   (Escrowed to Maturity) 8.00% 05/15/12-99
   (AETNA) ..............................................   8,860,000 10,879,726
 Massachusetts State General Obligation
   7.50% 12/01/07-00 ....................................   3,295,000  3,592,670
   7.50% 12/01/07-00 ....................................   3,320,000  3,619,929
 Massachusetts State Water Resource Authority Series A
   7.00% 04/01/18-00 ....................................  14,510,000 15,377,553
   7.50% 04/01/09-00 ....................................   1,080,000  1,150,243
   7.50% 04/01/16-00 ....................................   7,300,000  7,774,792
 Michigan State Hospital Finance Authority
   Revenue (Genesys Health Systems) Series A
   7.50% 10/01/27-05 ....................................   8,130,000  9,813,317
   8.125% 10/01/21-05 ...................................   4,000,000  5,020,760
 New Hampshire State Turnpike System Revenue
   7.40% 04/01/20-00 ....................................  11,675,000 12,415,662
   7.375% 04/01/12-00 ...................................   3,000,000  3,189,510

12 for tax-exempt income

-------------------------------------------------------------------------------
                                                          PRINCIPAL      MARKET
 MUNICIPAL BONDS (CONTINUED)                                 AMOUNT       VALUE
 POLLUTION CONTROL REVENUE BONDS (CONTINUED)              ---------      ------
 New York, New York Prerefunded Series E
   6.00% 08/01/26-06 ....................................   $780,000    $885,199
 New York City Municipal Water Finance Authority,
   New York Water & Sewer System Revenue
   A 6.00% 06/15/20-00 ..................................  1,675,000   1,732,335
 Philadelphia Hospital & Higher Education Facilities
   Authority Hospital Revenue
   (Albert Einstein Medical Center)
   7.625% 04/01/11-99 ................................... 15,000,000  15,352,050
 Tampa, Florida (Florida Aquarium Project)
   7.75% 05/01/27-00 .................................... 20,000,000  22,815,000
                                                                     -----------
                                                                     124,872,415
                                                                     -----------
 SOLID WASTE DISPOSAL REVENUE BONDS - 6.74%
 Ashland, Kentucky Waste Water Treatment Sewer &
   Solid Waste Revenue (Ashland, Inc. Project)
   7.125% 02/01/22 AMT .................................. 13,200,000  14,802,216
+Marion County West Virginia County Solid Waste
   Disposal Facility Revenue-Adirondack Recycling
   Series A 8.00% 12/01/25 ..............................  7,906,768   7,116,091
   Series B 10.00% 12/01/25 AMT .........................  1,122,862   1,010,575
 Massachusetts State Finance Agency Solid Waste
   Disposal Revenue Senior Lien
   (Massachusetts Paper Co. Project)
   8.5% 11/01/12 ........................................ 10,862,712  10,645,458
 Pennsylvania Economic Development Financing
   Authority Wastewater Treatment
   (Sun Co. R & M Project)
   7.60% 12/01/24 AMT ...................................  6,000,000   6,866,760
                                                                      ----------
                                                                      40,441,100
                                                                      ----------
 TRANSPORTATION REVENUE BONDS - 12.98%
 Chicago, Illinois Midway Airport Revenue
   Series B 5.00% 01/01/31 (MBIA) .......................  5,000,000   4,822,250
 Connector 2000 Assn Inc. South Carolina Toll
   Road Revenue Senior (Southern Connector Project)
   Series A 5.375% 01/01/38 .............................  4,000,000   3,636,040
 Foothill/Eastern Transportation Corridor Agency
   California Toll Road Revenue Senior Lien
   Series A 6.00% 01/01/34 .............................. 20,000,000  21,808,600
 Kentucky Turnpike Authority
   7.25% 05/15/10 .......................................  6,855,000   7,277,816
 Massachusetts State Turnpike Authority
   Metropolitan Highway System Revenue Series A
   5.00% 01/01/37 ....................................... 15,000,000  14,456,700

                                                          PRINCIPAL      MARKET
                                                             AMOUNT       VALUE
                                                          ---------      ------

MUNICIPAL BONDS (CONTINUED)
TRANSPORTATION REVENUE BONDS (CONTINUED)
Oklahoma Turnpike Authority 1st Senior
   6.00% 01/01/22 ....................................... $7,465,000  $7,492,695
   6.00% 01/01/22 ....................................... 13,535,000  15,384,153
Puerto Rico Commonwealth Highway & Transportation
   Authority (Highway Improvements) Series Y
   5.00% 07/01/36 .......................................  3,000,000   2,984,700
                                                                      ----------
                                                                      77,862,954
                                                                      ----------
WATER & SEWER REVENUE BONDS - 1.82%
Birmingham Alabama Water & Sewer Revenue
   4.75% 01/01/29 .......................................  3,500,000   3,282,510
Harrison County Mississippi Wastewater Management
   & Solid Waste 4.75% 02/01/27 (FGIC) ..................  5,000,000   4,684,300
North Jersey District Water Supply
   (Wanaque North Project) Series A
   5.125% 11/15/21 (MBIA) ...............................    850,000     854,454
North Springs, Florida Water & Sewer Revenue
   4.75% 10/01/23 (MBIA) ................................  1,000,000     956,640
Texas Water Resources Finance Authority Revenue
   7.50% 08/15/13 (AMBAC) ...............................  1,125,000   1,145,531
                                                                      ----------
                                                                      10,923,435
                                                                      ----------
OTHER REVENUE BONDS - 6.30%
Albuquerque, New Mexico Gross Receipts Tax Revenue
   Series B 5.00% 07/01/25 ..............................  5,000,000   4,871,100
Austin, Texas Revenue
   5.25% 05/15/25 (MBIA) ................................ 10,000,000  10,350,000
Illinois Development Finance Authority Revenue
   (School District No. U-46)
   5.15% 01/01/19 (FSA) .................................  3,500,000   3,605,455
Luzerne County, Pennsylvania Industrial Development
   Authority (Pennsylvania Gas & Water Co. Project)
   Series A 7.00% 12/01/17 AMT (AMBAC) ..................  4,000,000   4,582,600
Metropolitan Pier & Exposition Authority Illinois
   Hospitality Facilities Revenue (McCormick PL
   Convention) 6.25% 07/01/17 ...........................  3,300,000   3,564,426
Missouri State Water Pollution Control
   (Property Tax) Series A
   5.00% 6/01/23 ........................................  1,675,000   1,688,450
Puerto Rico Commonwealth
   4.75% 07/01/23 .......................................  5,000,000   4,790,900
Southeast Wisconsin Professional Baseball Park
   District Sales Tax Revenue Series A
   5.50% 12/15/26 (MBIA) ................................  4,000,000   4,342,640
                                                                     -----------
                                                                      37,795,571
                                                                     -----------
TOTAL MUNICIPAL BONDS (COST $552,399,525)                            602,564,136
                                                                     -----------
                                                        for tax-exempt income 13

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 100.44%
   (COST $552,399,525) ........................................    $602,564,136
LIABILITIES NET OF RECEIVABLES AND OTHER
   ASSETS - (0.44%) ...........................................      (2,655,972)
                                                                   -------------
NET ASSETS APPLICABLE TO 51,334,517 SHARES ($0.01 PAR VALUE)
   OUTSTANDING - 100.00% ......................................    $599,908,164
                                                                   ============

NET ASSET VALUE - USA FUND A CLASS
   ($558,679,825 / 47,806,616 SHARES) ...............................    $11.69
                                                                         ======
NET ASSET VALUE - USA FUND B CLASS
   ($37,879,172 / 3,241,310 SHARES) .................................    $11.69
                                                                         ======
NET ASSET VALUE - USA FUND C CLASS
   ($3,349,167 / 286,591 SHARES) ....................................    $11.69
                                                                         ======
------------
 *For Pre-Refunded Bonds, the stated maturity is followed
  by the year in which each bond is pre-refunded.
**The interest rate shown for this security is the effective yield.
 +Security in default.

   AMBAC     - Insured by the AMBAC Indemnity Corporation
   AMT       - Subject to Federal Alternative Minimum Tax
   ASSET GTY - Insured by the Asset Guaranty Insurance Corporation
   FHA/VA    - Insured by the Federal Housing Association/Veterans Association
   FGIC      - Insured by the Financial Guaranty Insurance Company
   FNMA      - Insured by the Federal National Mortgage Association
   FSA       - Insured by Financial Security Assurance
   GNMA      - Insured by the Government National Mortgage Association
   MBIA      - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT FEBRUARY 28, 1999:
Common stock, $0.01 par value, 500,000,000 shares authorized to
   the Tax-Free USA Fund .......................................   $568,988,363
Undistributed net investment income ............................        110,603
Accumulated net realized loss on investments ...................    (19,355,413)
Net unrealized appreciation of investments .....................     50,164,611
                                                                   ------------
Total net assets ...............................................   $599,908,164
                                                                   ============

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE USA FUND A CLASS
Net asset value A Class (A) .........................................    $11.69
Sales charge (3.75% of offering price or 3.94% of amount
   invested per share) (B) ..........................................      0.46
                                                                         ------
Offering price ......................................................    $12.15
                                                                         ======
------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE GROUP TAX-FREE FUND, INC. -
TAX-FREE INSURED FUND
STATEMENT OF NET ASSETS
FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                          PRINCIPAL      MARKET
                                                             AMOUNT       VALUE
MUNICIPAL BONDS - 99.08                                   ---------      ------
HIGHER EDUCATION REVENUE BONDS - 6.01%
California Educational Facilities Authority
   (LA College Chiropractic) 5.60% 11/01/17 ............. $1,000,000  $1,038,150
California Educational Facilities Authority
   (California Institute of Technology)
   4.50% 10/01/27 .......................................  2,500,000   2,321,625
Massachusetts State Health & Education Facilities
   Authority (Boston College) Series J
   6.625% 07/01/21 (FGIC) ...............................     80,000      86,431
Massachusetts State Industrial Finance Agency
   Revenue Higher Education (Clark University Project)
   6.10% 07/01/16 .......................................  1,250,000   1,346,575
                                                                       ---------
                                                                       4,792,781
                                                                       ---------
HOSPITAL REVENUE BONDS - 6.50%
Monroeville, Pennsylvania Hospital Authority
   Hospital Revenue (Forbes Health System)
   7.00% 10/01/03 .......................................    745,000     707,497
Wisconsin State Health & Education Facilities Authority
   (Sisters Sorrowful Mother) Series A
   5.70% 08/15/26 (MBIA) ................................  4,200,000   4,468,800
                                                                       ---------
                                                                       5,176,297
                                                                       ---------
HOUSING REVENUE BONDS - 11.30%
California Housing Finance Agency Series B
   6.85% 08/01/23 (MBIA) ................................  3,860,000   4,098,394
Illinois Development Finance Authority
   Refunding Mortgage Federal Housing
   Authvority Section 8 Series A
   5.80% 07/01/28 (MBIA) ................................  2,790,000   2,881,679
New Brunswick, New Jersey Housing Authority
   (Rutgers University)
   4.75% 07/01/18 (FGIC) ................................  1,000,000     972,810
New Mexico Mortgage Finance Authority
   Single Family Mortgage Program Series C
   6.20% 07/01/26 (GNMA/FNMA) ...........................  1,000,000   1,049,580
                                                                       ---------
                                                                       9,002,463
                                                                       ---------
POLLUTION CONTROL REVENUE BONDS - 12.41%
Jefferson County, Arkansas Pollution Control
   (Entergy Arkansas Inc. Project)
   5.60% 10/01/17 .......................................  1,000,000   1,019,560
Luzerne County Industrial Development Authority
   (Pennsylvania Gas & Water Co. Project)
   7.00% 12/01/17 (AMBAC) ...............................  1,000,000   1,145,650
Northampton County Industrial Development Authority
   (Citizens Utilities Co.) 6.95% 08/01/15 ..............  1,000,000   1,059,660
Ohio State Air Quality Development Authority
   JMG Funding LTD Partnership Project
   5.625% 10/01/22 (AMBAC) ..............................     35,000      36,377

14 for tax-exempt income

--------------------------------------------------------------------------------
                                                          PRINCIPAL      MARKET
                                                             AMOUNT       VALUE
                                                          ---------      ------

 MUNICIPAL BONDS (CONTINUED)
 POLLUTION CONTROL REVENUE BONDS (CONTINUED)
 Ohio State Air Quality Development Authority
  (Ohio Edison) Series A
   7.45% 03/01/16 (FGIC) ................................ $2,000,000  $2,108,500
 Salem County, New Jersey Industrial Pollution
   Control Financing Authority
   (Public Service & Gas Co.)
   Series D 6.55% 10/01/29 (MBIA) .......................  4,000,000   4,524,240
                                                                       ---------
                                                                       9,893,987
                                                                       ---------
 POWER AUTHORITY BONDS - 2.51%
 Central Valley Financing Authority California
   Cogeneration Project Revenue
   (Carson Ice-General Project)
   5.00% 07/01/18 .......................................  2,000,000   2,003,300
                                                                       ---------
                                                                       2,003,300
                                                                       ---------
*PRE-REFUNDED BONDS - 30.19%
 Austin Texas Utility System
   6.00% 05/15/15-00 (FGIC) .............................    185,000     188,996
 Austin Texas Utility Systems
   6.00% 05/15/15-00 (FGIC) .............................  1,090,000   1,126,242
 Fort Wayne Indiana Hospital Authority
   Parkview Memorial Hospital
   6.40% 11/15/22-02 (MBIA) .............................  2,250,000   2,505,713
 Massachusetts State Health & Educational
   Facilities Authority
   6.625% 07/01/21-01 (FGIC) ............................  2,420,000   2,637,848
 Michigan State Hospital Finance Authority
   Series A (Genesys Health Systems)
   7.50% 10/01/27-05 ....................................  1,500,000   1,810,575
 Ohio State Turnpike Commision Series A
   5.50% 02/15/26-06 (MBIA) .............................  1,115,000   1,232,521
 Regional Transportation Authority Illinois Revenue
   Series D 6.75% 06/01/25-04 (FGIC) ....................  7,970,000   9,188,055
 Seattle, Washington Municipality Metropolitan
   Seattle Sewer Revenue Series U
   6.60% 01/01/32-01 (FGIC) .............................  5,000,000   5,374,950
                                                                      ----------
                                                                      24,064,900
                                                                      ----------
 SCHOOL DISTRICTS BONDS - 0.67%
 Hillsborough County, Florida School Board
   Certificates of Participation Master Lease Program
   Series A 5.00% 07/01/23 (MBIA) .......................    100,000      98,471
 Miami-Dade County, Florida School Board
   Certificates of Participation Series A
   5.00% 08/01/26 (AMBAC) ...............................    250,000     245,232
 Oak Hills, Ohio Local School District
   5.125% 12/01/25 (MBIA) ...............................    190,000     191,072
                                                                       ---------
                                                                         534,775
                                                                       ---------
 TRANSPORTATION REVENUE BONDS - 8.69%
 Alameda Corridor Transportation Authority Series 1999 A
   (Capital Appreciation Bonds)
   5.188% 10/01/30 (MBIA) ............................... 10,000,000   1,952,700
 Chicago, Illinois O'Hare International Airport Senior
   Lein Series A 5.00% 01/01/16 (MBIA) ..................  5,000,000   4,971,550
                                                                       ---------
                                                                       6,924,250
                                                                       ---------

                                                           PRINCIPAL     MARKET
                                                              AMOUNT      VALUE
                                                           ---------     ------
MUNICIPAL BONDS (CONTINUED)
WATER & SEWER REVENUE BONDS - 4.93%
Melrose Park, Illinois Water Revenue Series A
   5.00% 07/01/20 (MBIA) ................................ $2,400,000  $2,344,440
North Springs, Florida Water & Sewer Revenue
   4.75% 10/01/23 (MBIA) ................................  1,550,000   1,482,792
Peace River/Manasota Regional Water Supply
   Authority Florida Series A
   5.00% 10/01/28 (MBIA) ................................    100,000      98,778
                                                                       ---------
                                                                       3,926,010
                                                                       ---------
OTHER REVENUE BONDS - 15.87%
Alliance, Texas Special Facility Revenue
   (Federal Express Corp. Project)
   6.375% 04/01/21 AMT ..................................  1,000,000   1,072,150
Dayton, Ohio Special Facilities Revenue
   (Emery Air Freight) Series F
   6.05% 10/01/09 .......................................  2,320,000   2,508,222
Louisiana Stadium & Expo Hotel Occupancy & Stadium
   Revenue Series B 4.75% 07/01/21 (FGIC) ...............  2,000,000   1,899,520
Marin, California Emergency Radio Authority Revenue
   (Public Saftey & Emergency Radio)
   4.75% 08/15/21 (AMBAC) ...............................  1,255,000   1,212,920
Massacusetts State Finance Agency Solid Waste
   Disposal Revenue Senior Lein (Massachusetts
   Paper Co. Project) 8.50% 11/01/12 ....................  1,018,379     998,011
Trinity River, Texas Pollution Control
   (Texas Instruments Inc. Project)
   6.20% 03/01/20 .......................................  1,750,000   1,894,200
Village Center Community Development District
   Florida Recreational Series A
   5.00% 11/01/21 (MBIA) ................................  1,000,000     993,230
Washington State Housing Finance Commission
   Nonprofit (Virginia Mason Research Center Project)
   Series A 5.70% 01/01/24
   (LOC US Bank Trust N.A.) .............................  2,000,000   2,071,780
                                                                      ----------
                                                                      12,650,033
                                                                      ----------
TOTAL MUNICIPAL BONDS (COST $73,080,740) ................             78,968,796
                                                                      ----------
                                                        for tax-exempt income 15

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 99.08%
   (cost $73,080,740) .......................................     $78,968,796
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.92% .....         735,724
                                                                  -----------
NET ASSETS APPLICABLE TO 7,251,948 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ..................     $79,704,520
                                                                  ===========
NET ASSET VALUE - INSURED FUND A CLASS
   ($73,362,191/6,674,886 SHARES) ...........................          $10.99
                                                                       ======
NET ASSET VALUE - INSURED FUND B CLASS
   ($5,008,699/455,721 SHARES) ..............................          $10.99
                                                                       ======
NET ASSET VALUE - INSURED FUND C CLASS
   $1,333,630/121,341 SHARES) ...............................          $10.99
                                                                       ======

----------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

ASSET GTY - Insured by the Asset Guaranty Insurance Corporation
AMBAC     - Insured by the AMBAC Indemnity Corporation
AMT       - Subject to Federal Alternative Minimum Tax
FGIC      - Insured by the Financial Guaranty Insurance Company
FNMA      - Insured by the Federal National Mortgage Association
FSA       - Insured by Financial Security Assurance
MBIA      - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT FEBRUARY 28, 1999:
Common stock, $0.01 par value, 500,000,000 shares authorized to
   the Tax-Free Insured Fund ...........................   $ 75,698,355
Undistributed net investment income ....................          8,068
Accumulated net realized loss on investments............     (1,889,959)
Net unrealized appreciation of investments .............      5,888,056
                                                           ------------
Total net assets .......................................   $ 79,704,520
                                                           ============

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
 TAX-FREE INSURED FUND A CLASS
Net asset value A Class (A) ............................       $  10.99
Sales charge (3.75% of offering price or 3.91% of amount
   invested per share) (B) .............................           0.43
                                                           ------------
Offering price .........................................       $  11.42
                                                           ============

-------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE GROUP TAX-FREE FUND, INC. -
TAX-FREE USA INTERMEDIATE FUND
STATEMENT OF NET ASSETS
FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                       PRINCIPAL      MARKET
                                                        AMOUNT        VALUE
                                                       -------------------------
 MUNICIPAL BONDS - 95.95%
 CONVENTION CENTER/STADIUM REVENUE BONDS - 1.82%
 Metropolitan Pier & Exposition Authority Illinois
   Hospitality Facilities - McCormick PL Convention
   5.75% 7/1/06 ....................................   $  500,000   $  535,420
                                                                     ---------
                                                                       535,420
                                                                     ---------
 ESCROWED TO MATURITY - 0.73%
   Easton, Pennsylvania Joint Sewer Authority
   5.60% 4/1/03 (ASSET GTY) ........................      200,000      213,864
                                                                     ---------
                                                                       213,864
                                                                     ---------
 HIGHER EDUCATION BONDS - 3.48%
 Virginia College Building Authority
   (University of Richmond Project)
   6.40% 11/1/22 ...................................   $1,000,000    1,028,240
                                                                     ---------
                                                                     1,028,240
                                                                     ---------
 HIGHWAY REVENUE BONDS - 15.73%
 Dunes Community Development District-Intracoastal
   Waterway Bridge (ITT Industries Corporation)
   5.50% 10/1/07 ...................................      825,000      864,320
*Foothill/ Eastern Transportation Corridor Agency
   California Toll Road Revenue Senior Lien Series A
   5.93% 1/1/05 ....................................    1,500,000    1,156,680
 New Mexico Finance Authority Revenue Federal
   Highway Grant Series A
   4.75% 9/1/08 (AMBAC) ............................    1,000,000    1,037,930
 Oklahoma State Turnpike Authority Turnpike Revenue
   Second Senior Series A 5.50% 1/1/06 .............    1,450,000    1,585,082
                                                                     ---------
                                                                     4,644,012
                                                                     ---------
 HOSPITAL REVENUE BONDS - 3.31%
 Palm Beach County, Florida Health Facilities
   Hospital 5.00% 12/1/23 ..........................    1,000,000      977,700
                                                                     ---------
                                                                       977,700
                                                                     ---------
 HOUSING REVENUE BONDS - 16.80%
 Iowa Finance Authority MultiFamily Housing
   Forest Glen Apartments Project Series A
   5.60% 11/1/22 (FNMA) ............................      755,000      775,687
 Maryland State Community Development Administration
   Department of Housing & Community Development
   (Single Family Program) 6th Series
   5.90% 4/1/01 ....................................    1,000,000    1,036,070
 Montgomery County, Pennsylvania Redevelopment
   Authority Multifamily Housing Revenue
   (KBF Associates) 6.00% 7/1/04 ...................    2,000,000    2,088,580
 Palatine, Illinois MultiFamily Housing
   (Prairiebrook Project) Series A
   5.50% 12/1/06 (FNMA) ............................    1,000,000    1,058,170
                                                                     ---------
                                                                     4,958,507
                                                                     ---------

 16 for tax-exempt income

--------------------------------------------------------------------------------

                                                       PRINCIPAL     MARKET
                                                         AMOUNT       VALUE
                                                       -------------------------
 MUNICIPAL BONDS (CONTINUED)
 INDUSTRIAL DEVELOPMENT REVENUE BONDS - 5.13%
 New York City, New York Industrial Development Agency
   Civic Facility Revenue YMCA Greater NY Project
   5.40% 8/1/04 ....................................   $1,440,000   $1,514,981
                                                                    ----------
                                                                     1,514,981
                                                                    ----------
 POLITICAL SUBDIVISION - 2.15%
*North Slope, Alaska Series A
   4.57% 6/30/09 (MBIA) ............................    1,000,000      634,810
                                                                    ----------
                                                                       634,810
                                                                    ----------
 POLLUTION CONTROL REVENUE BONDS - 3.38%
 Mississippi Business Finance Corp
   Mississippi Pollution Control Revenue
   5.88% 4/1/22 ....................................    1,000,000      998,820
                                                                    ----------
                                                                       998,820
                                                                    ----------
 POWER AUTHORITY REVENUE BONDS - 3.63%
 New Madrid, Missouri Power Plant
   5.65% 6/1/03 (AMBAC) ............................    1,000,000    1,071,820
                                                                    ----------
                                                                     1,071,820
                                                                    ----------
 SALES TAX REVENUE BONDS - 10.03%
 Bay City, Florida Sales Tax Revenue
   4.75% 9/1/23 ....................................    1,500,000    1,435,125
 Louisiana Stadium & Expo Hotel Tax Revenue
   4.75% 7/1/21 (FGIC) .............................    1,000,000      949,760
 Page, Arizona Municipal Property Excise Tax Revenue
   5.00% 7/1/16 ....................................      565,000      575,475
                                                                    ----------
                                                                     2,960,360
                                                                    ----------
 SCHOOL DISTRICT GENERAL OBLIGATION BONDS - 3.59%
 Philadelphia, Pennsylvania School District
   Series A 6.25% 5/15/01 (AMBAC) ..................    1,000,000    1,058,120
                                                                    ----------
                                                                     1,058,120
                                                                    ----------

 STATE AGENCY BONDS - 12.49%
 Indiana Bond Bank (State Revolving Fund Program)
   Series A 6.00% 2/1/01 ...........................      500,000      524,125
 Michigan Municipal Bond Bank Authority Revenue
   Local Government Loan Program-Series G
   5.85% 5/1/01(AMBAC) .............................    2,000,000    2,099,460
 West Virginia School Building Authority
   Capital Improvement 5.625% 7/1/02 (MBIA) ........   1 ,000,000    1,061,630
                                                                    ----------
                                                                     3,685,215
                                                                    ----------
 TRANSPORTATION REVENUE BONDS - 12.96%
*Alameda Corridor Transportation Authority
   Series A 5.17% 10/1/30 ..........................    5,000,000      976,350
 Harris County Texas Industrial Development
   Corporate Airport Facilities, Refunding
   (Continental Airlines Project) AMT
   5.00% 7/1/07 ....................................    1,720,000    1,718,727
 Rhode Island Port Authority and Economic
   5.80% 7/1/02 (FSA) ..............................      565,000      600,160
   5.90% 7/1/03 (FSA) ..............................      490,000      528,852
                                                                    ----------
                                                                     3,824,089
                                                                    ----------

                                                   PRINCIPAL       MARKET
                                                    AMOUNT         VALUE
                                                   -----------------------------
MUNICIPAL BONDS (CONTINUED)
WATER & SEWER REVENUE BONDS - 0.72%
Marysville, Washington Water & Sewer Revenue
   5.50% 12/1/02 (MBIA) .......................      $200,000   $   212,900
                                                                -----------
                                                                    212,900
                                                                -----------
TOTAL MUNICIPAL BONDS (COST $27,295,373) ......                  28,318,858
                                                                -----------

TOTAL MARKET VALUE OF SECURITIES - 95.95%
   (COST $27,295,373) .........................                 $28,318,858
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 4.05% .................                   1,196,048
                                                                -----------
NET ASSETS APPLICABLE TO 2,752,283 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ....                 $29,514,906
                                                                ===========

NET ASSET VALUE - USA INTERMEDIATE FUND A CLASS
   ($24,063,001/2,243,893 SHARES) .............                      $10.72
                                                                     ======
NET ASSET VALUE - USA INTERMEDIATE FUND B CLASS
   ($2,428,757/226,478 SHARES) ................                      $10.72
                                                                     ======
NET ASSET VALUE - USA INTERMEDIATE FUND C CLASS
   ($3,023,148/281,912 SHARES) ................                      $10.72
                                                                     ======

----------
*The interest rate shown for this security is the effective yield.

ASSET GTY - Insured by the Asset Guaranty Insurance Corporation
AMBAC     - Insured by the AMBAC Indemnity Corporation
AMT       - Subject to Federal Alternative Minimum Tax
FGIC      - Insured by the Financial Guaranty Insurance Company
FNMA      - Insured by the Federal National Mortgage Association
FSA       - Insured by Financial Security Assurance
MBIA      - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT FEBRUARY 28, 1999:
Common stock, $0.01 par value, 500,000,000 shares authorized to
   the Tax-Free USA Intermediate Fund .........................   $ 29,076,276
Distributions in excess of net investment income ..............         (1,241)
Accumulated net realized loss on investments ..................       (583,614)
Net unrealized appreciation of investments ....................      1,023,485
                                                                  ------------
Total net assets ..............................................   $ 29,514,906
                                                                  ============

NETASSET VALUE AND OFFERING PRICE PER SHARE -
  TAX-FREE USA INTERMEDIATE FUND A CLASS
Net asset value A Class (A) ...................................         $10.72
Sales charge (2.75% of offering price or 2.80% of amount
   invested per share) (B) ....................................           0.30
                                                                        ------
Offering price ................................................         $11.02
                                                                        ======

---------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes
                                                        for tax-exempt income 17

VOYAGEUR MUTUAL FUNDS, INC.
NATIONAL HIGH YIELD MUNICIPAL BOND FUND
STATEMENT OF NET ASSETS
FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                          PRINCIPAL     MARKET
                                                           AMOUNT       VALUE
                                                          --------------------
MUNICIPAL BONDS - 97.25%
CONTINUING CARE / RETIREMENT REVENUE BONDS - 10.71%
Bridgeton, Missouri Industrial Development
   Authority Senior Housing Revenue (The Sarah
   Community Project) 5.90% 05/01/28 .................  $ 1,000,000  $   991,650
Clark County, Nevada Assisted Living Homestead
   (Boulder City) 6.50% 12/1/27 ......................    2,575,000    2,661,160
Indianapolis, Indiana Economic Development Revenue
   (National Benevolent Association)
   7.25% 10/01/10 ....................................      700,000      770,217
Marion County, Missouri Nursing Home Revenue
   7.00% 08/01/13 ....................................    1,050,000    1,110,932
Philadelphia, Pennsylvania Hospitals & Highered
   Facilites Authority Revenue
   (The Philadelphia Protestant Home Project) Series A
   6.50% 7/01/27 .....................................    1,100,000    1,141,360
South Dakota Health and Education Facilities
   Revenue (Westhills Retirement Village)
   7.25% 09/01/13 ....................................    1,125,000    1,196,010
State Tammany, Louisiana Public Transportation
   Financing Authority Revenue (Christwood Project)
   5.70% 11/15/28 ....................................    1,500,000    1,441,815
Spring Park, Minnesota Twin Birch Health Care Center
   8.25% 08/01/11 (Guarantor: Presbyterian Homes
   of Minnesota) .....................................      500,000      529,485
Volusia, Florida Industrial Development Authority
   (Bishops Glen Project Retirement Health Facilities)
   7.50% 11/1/16 .....................................    1,065,000    1,253,803
                                                                      ----------
                                                                      11,096,432
                                                                      ----------
GENERAL OBLIGATION - 4.73%
Illinois State Development Finance Authority East
   St. Louis Debt Restructure Revenue
   7.375% 11/15/11 ...................................    1,100,000    1,237,665
Niles, Illinois Park District Unlimited Tax
   6.65% 12/1/14 .....................................      860,000      953,069
Orange Beach, Alabama Refunding and Capital
   Improvement Unlimited Tax 6.25% 10/1/13 ...........    1,500,000    1,604,325
Romeoville, Illinois Recreational Facilities
   Unlimited Tax 7.80% 1/1/11 ........................    1,000,000    1,099,270
                                                                      ----------
                                                                       4,894,329
                                                                      ----------
HIGHER EDUCATION REVENUE BONDS - 5.37%
New Hampshire Education and Health Authority
   (Brewster Academy) 6.75% 6/1/25 ...................    1,000,000    1,073,780
New Hampshire Higher Education & Health Facilities
   Authority Revenue (New Hampton School Issue)
   5.375% 10/1/28 ....................................    1,070,000    1,005,854
New Jersey State Educational Facilities Revenue
   (Fairleigh Dickinson University) Series G
   5.70% 07/01/28 ....................................    2,000,000    2,008,100
Scranton-Lackawana, PA Health & Welfare Revenue
   5.75% 11/01/20 ....................................    1,510,000    1,478,033
                                                                      ----------
                                                                       5,565,767
                                                                      ----------

                                                          PRINCIPAL      MARKET
                                                           AMOUNT        VALUE
                                                          ----------------------
MUNICIPAL BONDS (CONTINUED)
HOSPITALS REVENUE BONDS - 11.76%
Allegheny County, Pennsylvania Hospital
   Development Authority Revenue (Allegheny Valley
   Hospital) 7.75% 8/1/20 ............................  $ 1,000,000  $   884,390
Boston Biomedical Research 5.75% 2/01/29 .............    1,000,000      997,110
Cuyahoga County, Ohio Health Care Facilities
   Revenue ( Benjamin Rose Institute Project)
   5.50% 12/1/28 .....................................    1,750,000    1,699,968
Illinois Health Facilities Authority Revenue
   (Midwest Physician Group Limited)
   5.50% 11/15/19 ....................................    1,685,000    1,634,248
Monroeville, Pennsylvania Hospital Authority
   Hospital Revenue (Forbes Health System)
   6.25% 10/1/15 .....................................    1,000,000      898,400
Monroeville, Pennsylvania Hospital Authority
   Hospital Revenue (Forbes Health System)
   7.00% 10/1/03 .....................................    2,000,000    1,899,320
Saint Joseph County Industrial Economic
   Development (Madison Center Project)
   5.50% 2/15/21 .....................................    1,150,000    1,151,714
South Dakota Health and Education Facilities
   Revenue (Huron Regional Medical Center)
   7.00% 4/1/10 ......................................    1,000,000    1,098,080
Westmorland County, PA Industrial Development
   5.25% 7/1/15 ......................................    2,000,000    1,919,360
                                                                      ----------
                                                                      12,182,590
                                                                      ----------
HOUSING REVENUE BONDS - 1.97%
Arlington County, Virginia Development Authority
   Multi-Family Revenue (Housing Mortgage Woodbury
   Park Apts) Series B 6.50% 7/1/24 ..................    1,000,000    1,005,540
Bernalillo County, New Mexico Multifamily
   Housing (Topke Commons/Arbors Project)
   Series D 7.70% 4/1/27 .............................    1,000,000    1,035,380
                                                                      ----------
                                                                       2,040,920
                                                                      ----------
INDUSTRIAL DEVELOPMENT REVENUE BONDS - 10.96%
Chicago, Illinois O'Hare International Airport
   (United Air Lines Project) Series A
   5.35% 9/1/16 ......................................    4,000,000    3,986,480
Cleveland, Ohio Airport Special Revenue
   (Continental Airlines Project)
   5.375% 9/15/27 ....................................      470,000      455,660
Moundville, Alabama Industrial Development Board
   Revenue (Lawter International, Inc. Project) Series
   LI 6.75% 12/1/11 ..................................    1,500,000    1,599,090
Newbern, Tennessee Industrial Develpment Board
   Newbern Rubber, Inc. (Dana Corporation)
   7.90% 3/1/00 ......................................    1,000,000    1,041,130
New Jersey Economic Development Authority
   (Kapkowski Road Landfill) Series A
   6.375% 4/1/18 .....................................    1,150,000    1,196,748

18 for tax-exempt income

--------------------------------------------------------------------------------
                                                        PRINCIPAL       MARKET
                                                          AMOUNT        VALUE
                                                        ------------------------
 MUNICIPAL BONDS (CONTINUED)
 INDUSTRIAL DEVELOPMENT REVENUE BONDS (CONTINUED)
 New York City Industrial Development Agency
   Revenue (Field Hotel Association LP JFK)
   6.00% 11/1/28 ..................................... $ 1,500,000   $ 1,511,115
 Ohio State Water Development Authority Solid
   Waste Disposal (Bay Shore Power Project)
   Series A 5.875% 09/01/20 ..........................     500,000       510,685
 Virginia Beach Development Authority Revenue
   On The Beach) 6.625% 12/01/09 .....................   1,000,000     1,044,660
                                                                      ----------
                                                                      11,345,568
                                                                      ----------
 LEASE / CERTIFICATES OF PARTICIPATION - 4.40%
 Dauphin County, Pennsylvania General Authority
   Series A 5.75% 01/01/10 ...........................   2,125,000     2,127,848
 Dauphin County, Pennsylvania General Authority
   (Office and Packaging Forum) Series A
   6.00% 01/15/25 ....................................   1,100,000     1,110,989
 Illinois State Development Finance Authority
   (Harrisburg Medical Center Project)
   7.00% 03/01/06 ....................................     400,000       437,320
   7.20% 03/01/07 ....................................     400,000       440,796
   7.20% 03/01/08 ....................................     400,000       440,796
                                                                      ----------
                                                                       4,557,749
                                                                      ----------
 POLLUTION CONTROL REVENUE BONDS - 10.66%
 California Pollution Control Authority
   (Pollution Control Revenue - Laidlaw Environmental)
   6.70% 7/1/07 ......................................   1,000,000     1,066,150
 Connecticut State Development Authority Pollution
   Control Revenue 5.850% 09/01/28 ...................   2,000,000     2,009,200
 Mississippi Pollution Control Revenue
   (Mississippi Business Finance Corp)
   5.875% 04/01/22 ...................................   3,000,000     2,996,460
 New Hampshire State Business Finance Authority
   Pollution Control Revenue Public Service Company
   Series D 5/1/98 6.00% 05/01/21 ....................   3,000,000     3,056,370
 Ohio State Air Quality Development Authority
   Revenue (Pollution Control) Series B
   6.00% 08/01/20 ....................................     975,000       995,368
 Yarmouth, Maine Pollution Control Revenue (Central
   Maine Power) 6.75% 06/01/02 .......................     910,000       917,216
                                                                      ----------
                                                                      11,040,764
                                                                      ----------
*PRE-REFUNDED - 9.76%
 Alexandria Health Care Facility Revenue (Board of
   Social Ministry) 8.75% 08/01/21-01 ................     500,000       569,990
 Bedford Park, Illinois Tax Increment Revenue
   8.00% 12/01/10-04 .................................   1,200,000     1,421,736
 Colorado Technical Center Metropolitan District
   Unlimited Tax 9.75% 06/01/09-99 ...................     545,000       562,456
 Easton, Pennsylvania Area Joint Sewer Authority
   6.20% 04/01/09-03 .................................   1,000,000     1,091,810

                                                        PRINCIPAL      MARKET
                                                         AMOUNT        VALUE
                                                        ------------------------
 MUNICIPAL BONDS (CONTINUED)
*PRE-REFUNDED (CONTINUED)
 Elizabeth Borough, Pennsylvania Municipal Authority
  Guaranteed Sewer 7.15% 01/01/21-02 ...............   $   500,000   $   555,605
 Etowah County, Alabama Refunding Warrants
  8.50% 11/01/10-00 ................................       800,000       870,856
 Illinois Health Facility Authority Revenue (Midwest
  Physician Group Project)
  8.10% 11/15/14-04 ................................       960,000     1,154,947
 Lehigh County General Purpose Authority (Wiley
  House) 8.75% 11/01/14-99 .........................       750,000       792,675
 Panorama, Colorado Metropolitan District Unlimited
  Tax 9.00% 12/01/09-99 ............................       750,000       789,870
 Pennsylvania Higher Education Facility Authority
  (Drexel University) 6.750% 05/01/12-03 ...........     1,300,000     1,468,467
 West Chicago, Illinois Tax Increment
  7.375% 12/01/12-02 ...............................       720,000       830,498
                                                                      ----------
                                                                      10,108,910
                                                                      ----------
 TRANSPORTATION REVENUE BONDS - 2.15%
 Houston, Texas Airport Special
  Facilities (Continental Airline) Series B
  6.125% 07/15/27 ..................................       900,000       921,492
 Toledo Lucas County, Ohio Port Authority Airport
  Revenue (Improvement Series 1)
  5.50% 05/15/20 ...................................     1,325,000     1,302,263
                                                                      ----------
                                                                       2,223,755
                                                                      ----------
 UTILITY REVENUE BONDS - 1.43%
 Chelsea, Oklahoma Gas Authority
  7.30% 07/01/19 ...................................       700,000       773,395
  7.25% 07/01/13 ...................................       600,000       663,006
 Cleveland,Ohio Public Power Systems Revenue
  5.00% 11/15/24 ...................................        50,000        49,491
                                                                      ----------
                                                                       1,485,892
                                                                      ----------
 WASTE DISPOSAL REVENUE BONDS - 0.96%
 Gulf Coast Waste Disposal Revenue
  5.70% 4/01/32 ....................................     1,000,000       994,050
                                                                      ----------
                                                                         994,050
                                                                      ----------
 WATER & SEWER REVENUE BONDS - 6.37%
 Franklin County, Missouri Public Water Supply
  (District Waterworks and Sewer System)
  7.375% 12/01/18 ..................................     1,255,000     1,360,922
 Hopewell Township, Pennsylvania Guaranteed Sewer
  6.00% 11/1/13 ....................................     1,215,000     1,237,575
 New Kensington, Pennsylvania Municipal Sanitation
  Authority Revenue 7.50% 10/01/11 .................     1,000,000     1,058,710
 Upper Bear Creek, Alabama Water, Sewer, and Fire
  Revenue District 6.250% 08/01/15 .................     1,250,000     1,291,150
 Vance Alabama Governmental Utility Services
  Corporate Sewer Services Revenue
  7.50% 10/01/15 ...................................     1,550,000     1,646,085
                                                                      ----------
                                                                       6,594,442
                                                                      ----------
                                                        for tax-exempt income 19

--------------------------------------------------------------------------------
                                                        PRINCIPAL       MARKET
                                                          AMOUNT        VALUE
                                                        ------------------------
MUNICIPAL BONDS (CONTINUED)
OTHER REVENUE BONDS - 16.02%
Arbor Greene Community Development District
   Special Assessment Revenue
   7.00% 05/01/03 ...................................  $   220,000  $    226,750
Colorado Postsecondary Education Facilities
   Authority (Colorado Ocean Journey Project)
   8.00% 12/01/06 ...................................    1,000,000     1,168,940
Connector 2000 Association South Carolina Toll Road
   Revenue Senior (Southern Connector Project)
   Series A 5.375% 01/01/38 .........................    2,000,000     1,818,020
Lowry Economic Redevelopment Authority Colorado
   Revenue Series A 7.00% 12/01/10 ..................    1,000,000     1,132,370
Mashantucket, Connecticut Revenue Series A
   5.50% 09/01/28 ...................................    1,700,000     1,658,826
Mashantucket Western Pequot Tribe Connecticutt
   Special Revenue Series B 5.75% 09/01/27 ..........    1,000,000     1,014,280
Massachusetts State Industrial Finance Agency
   Revenue (The Tabor Academy Issue)
   5.40% 12/01/28 ...................................    2,000,000     1,749,843
North Charleston Golf Centers Revenue
   5.50% 05/01/24 ...................................    1,000,000       978,590
Oklahoma City Public Property Authority (City Golf
   System) 8.30% 10/01/16 ...........................    1,000,000     1,135,580
Orlando Special Assesment Series B
   5.25% 05/01/05 ...................................    1,500,000     1,495,995
Pocatello Development Authority and Tax Increment
   Revenue 7.25% 12/01/08 ...........................      250,000       264,083
Prescott Valley Arizona Improvement District
   (Special Assessment) 7.90% 01/01/12 ..............      500,000       569,070
Santa Fe, New Mexico Municipal Record Complex Net
   Revenue 5.625% 12/01/23 ..........................    1,140,000     1,124,154
Washington State Housing Finance Commission (State
   School Directors' Association-Private Placement)
   8.25% 07/01/02 ...................................      140,000       149,183
   8.25% 07/01/12 ...................................      625,000       719,013
Washington State Housing Finance Commonwealth
   (Nonprofit Virginia Mason Research Center Project)
   Series A 5.70% 01/01/24 ..........................    1,000,000     1,035,890
Westminster, Colorado Shaw Heights (Special
   Improvement District) 7.50% 12/01/07 .............      350,000       352,146
                                                                     -----------
                                                                      16,592,733
                                                                     -----------
TOTAL MUNICIPAL BONDS (COST $96,798,779) ............                100,723,901
                                                                     -----------

                                                          NUMBER
                                                         OF SHARES
                                                         ---------
SHORT TERM INVESTMENTS - 1.71%
Norwest Advantage Municipal Money
   Market Fund ......................................    1,767,788     1,767,788
                                                                     -----------
TOTAL SHORT TERM INVESTMENTS
   (COST $1,767,788) ................................                  1,767,788
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES -98.96%
   (COST $98,566,567) ...........................................   $102,491,689
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - 1.04%                1,073,346
                                                                    ------------
NET ASSETS APPLICABLE TO 9,622,912 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ......................   $103,565,035
                                                                    ============

NET ASSET VALUE - NATIONAL HIGH YIELD MUNICIPAL BOND
   FUND A CLASS ($79,335,155 / 7,375,529 SHARES) ................         $10.76
                                                                          ======
NET ASSET VALUE - NATIONAL HIGH YIELD MUNICIPAL BOND
   FUND B CLASS ($15,629,391 / 1,450,174 SHARES) ................         $10.78
                                                                          ======
NET ASSET VALUE - NATIONAL HIGH YIELD MUNICIPAL BOND
   FUND C CLASS ($8,600,489 / 797,209 SHARES) ...................         $10.79
                                                                          ======

----------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

   AMT - Subject to Federal Alternative Minimum Tax
   LOC - Line of Credit

COMPONENTS OF NET ASSETS AT FEBRUARY 28, 1999:
Common stock, $0.01 par value, 100,000,000,000 shares
   authorized to the Fund with 10,000,000,000 shares
   allocated to National High Yield Municipal Bond
   Fund A Class, 10,000,000,000 shares allocated to
   National High Yield Municipal Bond Fund B Class,
   and 10,000,000,000 shares allocated to
   National High Municipal Bond Fund C Class ..........   $  99,596,025
Distributions in excess of net investment income ......            (232)
Accumulated net realized gain on investments ..........          44,120
Net unrealized appreciation of investments ............       3,925,122
                                                          -------------
Total net assets ......................................   $ 103,565,035
                                                          =============

NET ASSET VALUE AND OFFERING PRICE PER SHARE - NATIONAL
   HIGH YIELD MUNICIPAL BOND FUND A CLASS
Net asset value per share A ...........................          $10.76
Sales charge (3.75% of offering price or 3.90% of
   amount invested per share) B .......................            0.42
                                                                 ------
Offering price ........................................          $11.18
                                                                 ======

----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

20 for tax-exempt income

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                       TAX-FREE           TAX-FREE           TAX-FREE USA       NATIONAL HIGH YIELD
                                                       USA FUND         INSURED FUND       INTERMEDIATE FUND    MUNICIPAL BOND FUND
                                                       --------         ------------       -----------------    -------------------
INVESTMENT INCOME:
Interest                                              $18,629,620        $2,224,435            $718,759              $2,894,665
                                                      -----------        ----------            --------              ----------
EXPENSES:
Management fees                                         1,817,547           236,357              68,261                 303,163
Distribution expense                                      767,393           100,783              39,933                 188,210
Dividend disbursing and transfer agent
  fees and expenses                                       287,948            29,773              12,850                  39,740
Accounting and administration                             172,760            22,856               8,128                  25,738
Reports and statements to shareholders                     65,000             7,500               2,100                  25,900
Professional fees                                          36,400             1,375               1,075                  13,000
Taxes (other than taxes on income)                         31,980             4,278               1,285                   3,250
Registration fees                                          23,850            12,000              12,000                  17,200
Custodian fees                                             12,100             1,710              (3,600)                  1,900
Directors' fees                                             6,320             1,715               1,264                     525
Other                                                      54,045            (1,631)                998                  21,457
                                                      -----------        ----------            --------              ----------
                                                        3,275,343           416,716             144,294                 640,083
Less expenses absorbed or waived                                -                 -             (28,351)               (102,069)
                                                      -----------        ----------            --------              ----------
Total expenses                                          3,275,343           416,716             115,943                 538,014
                                                      -----------        ----------            --------              ----------
NET INVESTMENT INCOME                                  15,354,277         1,807,719             602,816               2,356,651
                                                      -----------        ----------            --------              ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized gain (loss) on investments               (17,428,611)       (1,763,356)            137,634                 144,720
Net change in unrealized appreciation/
  depreciation of investments                          11,163,555         1,453,399             (97,494)               (307,205)
                                                      -----------        ----------            --------              ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                      (6,265,056)         (309,957)             40,140                (162,485)
                                                      -----------        ----------            --------              ----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                     $9,089,221        $1,497,762            $642,956              $2,194,166
                                                      ===========        ==========            ========              ==========

                             See accompanying notes
                                                        for tax-exempt income 21

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------
                                                                TAX-FREE                           TAX-FREE
                                                                USA FUND                         INSURED FUND
                                                      ----------------------------        ----------------------------
                                                      SIX MONTHS          YEAR            SIX MONTHS           YEAR
                                                        ENDED            ENDED              ENDED             ENDED
                                                       2/28/99          8/31/98            2/28/99           8/31/98
                                                     (UNAUDITED)                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income ...........................     $15,354,277      $32,032,797        $1,807,719        $3,692,531
Net realized gain (loss)
   on investments ...............................     (17,428,611)       1,046,343        (1,763,356)        1,157,316
Net change in unrealized appreciation/
   depreciation of investments ..................      11,163,555       15,815,410         1,453,399         1,050,199
                                                     ------------     ------------       -----------       -----------

Net increase in net assets
   resulting from operations ....................       9,089,221       48,894,550         1,497,762         5,900,046
                                                     ------------     ------------       -----------       -----------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
   A Class ......................................     (14,390,041)     (30,412,332)       (1,695,221)       (3,545,965)
   B Class ......................................        (794,628)      (1,548,295)          (87,969)         (138,959)
   C Class ......................................         (59,005)         (72,170)          (16,461)           (7,607)

Net realized gain on investments:
   A Class ......................................      (1,168,704)      (9,769,741)         (816,386)       (1,342,436)
   B Class ......................................         (77,263)        (575,564)          (50,900)          (61,524)
   C Class ......................................          (5,129)         (23,804)           (7,792)           (1,755)
                                                     ------------     ------------       -----------       -----------
                                                      (16,494,770)     (42,402,906)       (2,674,729)       (5,098,246)
                                                     ------------     ------------       -----------       -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ......................................     126,025,323      144,108,439         2,714,810         6,530,589
   B Class ......................................       4,229,890        5,979,720           854,655         1,369,816
   C Class ......................................       1,309,382        1,308,160         1,058,630           348,248
Net asset value of shares issued
   upon reinvestment of dividends
   from net investment income
   and net realized gain
   on investments:
   A Class ......................................       8,575,823       22,556,978         1,475,369         2,762,483
   B Class ......................................         503,318        1,254,576            84,411           114,231
   C Class ......................................          43,775           69,729            21,611             7,917
                                                     ------------     ------------       -----------       -----------
                                                      140,687,511      175,277,602         6,209,486        11,133,284
                                                     ------------     ------------       -----------       -----------
Cost of shares repurchased:
   A Class ......................................    (155,866,761)    (201,784,187)       (3,987,504)      (14,181,256)
   B Class ......................................      (3,305,141)      (5,728,548)         (127,572)         (877,799)
   C Class ......................................        (311,368)        (559,386)          (47,686)         (126,525)
                                                     ------------     ------------       -----------       -----------
                                                     (159,483,270)    (208,072,121)       (4,162,762)      (15,185,580)
                                                     ------------     ------------       -----------       -----------
Increase (decrease) in net assets
   derived from capital share
   transactions .................................     (18,795,759)     (32,794,519)        2,046,724        (4,052,296)
                                                     ------------     ------------       -----------       -----------

NET INCREASE (DECREASE)
   IN NET ASSETS: ...............................     (26,201,308)      26,302,875           869,757        (3,250,496)

NET ASSETS:
Beginning of period .............................     626,109,472      652,412,347        78,834,763        82,085,259
                                                     ------------     ------------       -----------       -----------
End of period ...................................    $599,908,164     $626,109,472       $79,704,520       $78,834,763
                                                     ============     ============       ===========       ===========

[RESTUBBED FROM PREVIOUS TABLE]

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                 TAX-FREE
                                                         USA INTERMEDIATE FUND
                                                        ---------------------------
                                                        SIX MONTHS          YEAR
                                                          ENDED            ENDED
                                                         2/28/99          8/31/98
                                                       (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income ...........................        $602,816        $1,180,406
Net realized gain (loss)
   on investments ...............................         137,634           274,027
Net change in unrealized appreciation/
   depreciation of investments ..................         (97,494)          322,706
                                                      -----------       -----------

Net increase in net assets
   resulting from operations ....................         642,956         1,777,139
                                                      -----------       -----------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
   A Class ......................................        (521,116)       (1,042,578)
   B Class ......................................         (36,302)          (72,412)
   C Class ......................................         (46,639)          (65,416)

Net realized gain on investments:
   A Class ......................................               -                 -
   B Class ......................................               -                 -
   C Class ......................................               -                 -
                                                      -----------       -----------
                                                         (604,057)       (1,180,406)
                                                      -----------       -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ......................................       3,684,596         7,382,578
   B Class ......................................         508,065           373,870
   C Class ......................................       1,328,721           953,661
Net asset value of shares issued
   upon reinvestment of dividends
   from net investment income
   and net realized gain
   on investments:
   A Class ......................................         333,459           639,979
   B Class ......................................          26,604            49,194
   C Class ......................................          34,505            58,692
                                                      -----------       -----------
                                                        5,915,950         9,457,974
                                                      -----------       -----------
Cost of shares repurchased:
   A Class ......................................      (2,551,549)       (7,609,474)
   B Class ......................................         (41,125)         (366,489)
   C Class ......................................        (338,782)         (480,482)
                                                      -----------       -----------
                                                       (2,931,456)       (8,456,445)
                                                      -----------       -----------
Increase (decrease) in net assets
   derived from capital share
   transactions .................................       2,984,494         1,001,529
                                                      -----------       -----------

NET INCREASE (DECREASE)
   IN NET ASSETS: ...............................       3,023,393         1,598,262

NET ASSETS:
Beginning of period .............................      26,491,513        24,893,251
                                                      -----------       -----------
End of period ...................................     $29,514,906       $26,491,513
                                                      ===========       ===========

[RESTUBBED FROM PREVIOUS TABLE]

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                       NATIONAL HIGH YIELD
                                                                       MUNICIPAL BOND FUND
                                                         ------------------------------------------------
                                                         SIX MONTHS       EIGHT MONTHS           YEAR
                                                            ENDED            ENDED              ENDED
                                                           2/28/99          8/31/98            12/31/97
                                                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income ...........................        $2,356,651         $2,627,253         $3,409,883
Net realized gain (loss)
   on investments ...............................          $144,720            116,864          1,305,512
Net change in unrealized appreciation/
   depreciation of investments ..................          (307,205)           680,352          1,305,512
                                                       ------------        -----------        -----------

Net increase in net assets
   resulting from operations ....................         2,194,166          3,424,269          5,498,170
                                                       ------------        -----------        -----------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
   A Class ......................................        (1,929,029)        (2,315,936)        (3,329,293)
   B Class ......................................          (280,554)          (228,487)           (69,276)
   C Class ......................................          (146,601)           (83,530)           (16,936)

Net realized gain on investments:
   A Class ......................................          (172,510)          (224,098)          (361,157)
   B Class ......................................           (28,565)           (33,528)           (20,891)
   C Class ......................................           (16,175)           (14,611)            (6,153)
                                                       ------------        -----------        -----------
                                                         (2,573,434)        (2,900,190)        (3,803,706)
                                                       ------------        -----------        -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ......................................        10,770,293         16,001,177          5,556,071
   B Class ......................................         5,233,410          7,552,082          3,486,119
   C Class ......................................         4,268,975          3,689,595          1,199,065
Net asset value of shares issued
   upon reinvestment of dividends
   from net investment income
   and net realized gain
   on investments:
   A Class ......................................         1,178,628          1,441,346          2,223,087
   B Class ......................................           191,336            149,917             42,767
   C Class ......................................           120,263             55,914              9,665
                                                       ------------        -----------        -----------
                                                         21,762,905         28,890,031         12,516,774
                                                       ------------        -----------        -----------
Cost of shares repurchased:
   A Class ......................................        (1,913,670)        (3,739,701)       (13,058,929)
   B Class ......................................          (365,112)          (711,513)           (92,987)
   C Class ......................................          (455,649)          (298,771)              (794)
                                                       ------------        -----------        -----------
                                                         (2,734,431)        (4,749,985)       (13,152,710)
                                                       ------------        -----------        -----------
Increase (decrease) in net assets
   derived from capital share
   transactions .................................        19,028,474         24,140,046           (635,936)
                                                       ------------        -----------        -----------

NET INCREASE (DECREASE)
   IN NET ASSETS: ...............................        18,649,206         24,664,325          1,058,528

NET ASSETS:
Beginning of period .............................        84,915,829         60,251,504         59,192,976
                                                       ------------        -----------        -----------
End of period ...................................      $103,565,035        $84,915,829        $60,251,504
                                                       ============        ===========        ===========

                             See accompanying note

22 for tax-exempt income

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                       TAX-FREE USA FUND A CLASS
                                                          --------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                YEAR ENDED AUGUST 31,
                                                             2/28/99(1)
                                                            (UNAUDITED)     1998        1997         1996        1995         1994
Net asset value, beginning of period .....................    $11.830     $11.710      $11.550     $12.070      $12.040     $12.640

Income from investment operations:
   Net investment income .................................      0.298       0.597        0.666       0.696        0.746       0.751
   Net realized and unrealized gain (loss) on
     investments .........................................     (0.118)      0.310        0.210      (0.460)       0.030      (0.566)
                                                             --------    --------     --------    --------     --------    --------
   Total from investment operations ......................      0.180       0.907        0.876       0.236        0.776       0.185
                                                             --------    --------     --------    --------     --------    --------

Less dividends and distributions:
   Dividends from net investment income ..................     (0.296)     (0.597)      (0.666)     (0.696)      (0.746)     (0.751)
   Distributions from net realized gain
    on investments .......................................     (0.024)     (0.190)      (0.050)     (0.060)        none      (0.034)
                                                             --------    --------     --------    --------     --------    --------
   Total dividends and distributions .....................     (0.320)     (0.787)      (0.716)     (0.756)      (0.746)     (0.785)
                                                             --------    --------     --------    --------     --------    --------

Net asset value, end of period ...........................    $11.690     $11.830      $11.710     $11.550      $12.070     $12.040
                                                             ========    ========     ========    ========     ========    ========
Total return(2) ..........................................      1.54%       8.00%        7.79%       1.91%        6.74%       1.49%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............   $558,680    $586,848     $615,852    $700,853     $758,470    $745,796
   Ratio of expenses to average net assets ...............      1.03%       0.97%        0.94%       0.94%        0.92%       0.89%
   Ratio of net investment income to average net assets ..      5.11%       5.08%        5.73%       5.82%        6.29%       6.07%
   Portfolio turnover ....................................        52%         81%          44%         42%          27%         10%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                                        for tax-exempt income 23

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                  TAX-FREE USA FUND B CLASS
                                                         ---------------------------------------------------------------------------
                                                         SIX MONTHS ENDED            YEAR ENDED AUGUST 31,                  5/22/94
                                                             2/28/99(1)                                                        TO
                                                            (UNAUDITED)     1998         1997       1996         1995       8/31/94
Net asset value, beginning of period .....................    $11.830     $11.710      $11.550     $12.070      $12.040     $12.080

Income from investment operations:
   Net investment income .................................      0.251       0.503        0.573       0.600        0.649       0.214
   Net realized and unrealized gain (loss) on
     investments .........................................     (0.118)      0.310        0.210      (0.460)       0.030      (0.040)
                                                              -------     -------      -------     -------      -------     -------
   Total from investment operations ......................      0.133       0.813        0.783       0.140        0.679       0.174
                                                              -------     -------      -------     -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income ..................     (0.249)     (0.503)      (0.573)     (0.600)      (0.649)     (0.214)
   Distributions from net realized gain
    on investments .......................................     (0.024)     (0.190)      (0.050)     (0.060)        none        none
                                                              -------     -------      -------     -------      -------     -------
   Total dividends and distributions .....................     (0.273)     (0.693)      (0.623)     (0.660)      (0.649)     (0.214)
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period ...........................    $11.690     $11.830      $11.710     $11.550      $12.070     $12.040
                                                              =======     =======      =======     =======      =======     =======

Total return(2) ..........................................      1.14%       7.15%        6.94%       1.11%        5.88%       1.45%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............    $37,879     $36,919      $35,055     $29,773      $17,779      $3,937
   Ratio of expenses to average net assets ...............      1.83%       1.77%        1.74%       1.74%        1.74%       1.74%
   Ratio of net investment income to average net
     assets ..............................................      4.31%       4.28%        4.93%       5.03%        5.47%       5.22%
   Portfolio turnover ....................................        52%         81%          44%         42%          27%         10%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

                             See accompanying notes

24 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         TAX-FREE USA FUND C CLASS
                                                               -----------------------------------------------
                                                               SIX MONTHS                          11/29/95(3)
                                                                 ENDED     YEAR ENDED AUGUST 31,       TO
                                                               2/28/99(1)    1998         1997       8/31/96
                                                              (UNAUDITED)
Net asset value, beginning of period .......................    $11.830     $11.710      $11.550     $12.230

Income from investment operations:
   Net investment income ...................................      0.250       0.504        0.573       0.450
   Net realized and unrealized gain (loss) on investments ..     (0.117)      0.310        0.210      (0.620)
                                                                -------     -------      -------     -------
   Total from investment operations ........................      0.133       0.814        0.783      (0.170)
                                                                -------     -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income ....................     (0.249)     (0.504)      (0.573)     (0.450)
   Distributions from net realized gain
    on investments .........................................     (0.024)     (0.190)      (0.050)     (0.060)
                                                                -------     -------      -------     -------
   Total dividends and distributions .......................     (0.273)     (0.694)      (0.623)     (0.510)
                                                                -------     -------      -------     -------

Net asset value, end of period .............................    $11.690     $11.830      $11.710     $11.550
                                                                =======     =======      =======     =======

Total return(2) ............................................      1.14%       7.15%        6.94%      (1.44%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................     $3,349      $2,343       $1,505        $805
   Ratio of expenses to average net assets .................      1.83%       1.77%        1.74%       1.74%
   Ratio of net investment income to average net assets ....      4.31%       4.28%        4.93%       5.03%
   Portfolio turnove .......................................        52%         81%          44%         42%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

                             See accompanying notes
                                                        for tax-exempt income 25

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                        TAX-FREE INSURED FUND A CLASS
                                                          --------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                   YEAR ENDED AUGUST 31,
                                                             2/28/99(1)
                                                            (UNAUDITED)     1998        1997         1996        1995         1994
Net asset value, beginning of period .......................  $11.150     $11.050      $10.860     $11.050      $11.020     $11.680

Income from investment operations:
   Net investment income ...................................    0.254       0.517        0.573       0.588        0.639       0.622
   Net realized and unrealized gain (loss) on
     investments ...........................................   (0.037)      0.295        0.281      (0.160)       0.030      (0.560)
                                                              -------     -------      -------     -------      -------     -------
   Total from investment operations ........................    0.217       0.812        0.854       0.428        0.669       0.062
                                                              -------     -------      -------     -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income ....................   (0.254)     (0.517)      (0.573)     (0.588)      (0.639)     (0.622)
   Distributions from net realized gain
    on investments .........................................   (0.123)     (0.195)      (0.091)     (0.030)        none      (0.100)
                                                              -------     -------      -------     -------      -------     -------
   Total dividends and distributions .......................   (0.377)     (0.712)      (0.664)     (0.618)      (0.639)     (0.722)
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period .............................  $10.990     $11.150      $11.050     $10.860      $11.050     $11.020
                                                              =======     =======      =======     =======      =======     =======

Total return(2) ............................................    1.98%       7.57%        8.07%       3.88%        6.33%       0.54%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................  $73,362     $74,246      $78,377     $81,149      $86,756     $91,235
   Ratio of expenses to average net assets .................    1.00%       1.10%        1.05%       0.98%        0.98%       0.98%
   Ratio of net investment income to average net
     assets ................................................    4.65%       4.65%        5.23%       5.29%        5.89%       5.48%
   Portfolio turnover ......................................      50%         63%          42%         45%          68%         56%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

26 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                TAX-FREE INSURED FUND B CLASS
                                                          --------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                                                 5/2/94(3)
                                                             2/28/99(1)                 YEAR ENDED AUGUST 31,                  TO
                                                            (UNAUDITED)     1998        1997         1996        1995         1994
Net asset value, beginning of period .......................  $11.150     $11.050      $10.860     $11.050      $11.020     $10.990

Income from investment operations:
   Net investment income ...................................    0.210       0.427        0.485       0.499        0.550       0.179
   Net realized and unrealized gain (loss) on investments ..   (0.037)      0.295        0.281      (0.160)       0.030       0.030
                                                              -------     -------      -------     -------      -------     -------
   Total from investment operations ........................    0.173       0.722        0.766       0.339        0.580       0.209
                                                              -------     -------      -------     -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income ....................   (0.210)     (0.427)      (0.485)     (0.499)      (0.550)     (0.179)
   Distributions from net realized gain
    on investments .........................................   (0.123)     (0.195)      (0.091)     (0.030)        none        none
                                                              -------     -------      -------     -------      -------     -------
   Total dividends and distributions .......................   (0.333)     (0.622)      (0.576)     (0.529)      (0.550)     (0.179)
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period .............................  $10.990     $11.150      $11.050     $10.860      $11.050     $11.020
                                                              =======     =======      =======     =======      =======     =======

Total return(2) ............................................    1.58%       6.72%        7.21%       3.05%        5.47%       1.91%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................   $5,009      $4,268       $3,619      $3,375           $0        $826
   Ratio of expenses to average net assets .................    1.80%       1.90%        1.85%       1.78%        1.80%       1.83%
   Ratio of net investment income to average net assets ....    3.85%       3.85%        4.43%       4.48%        5.07%       4.63%
   Portfolio turnover ......................................      50%         63%          42%         45%          68%         56%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

                             See accompanying notes
                                                        for tax-exempt income 27

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                       TAX-FREE INSURED FUND C CLASS
                                                                     ----------------------------------------------------------
                                                                      SIX MONTHS                                   11/29/95(3)
                                                                        ENDED          YEAR ENDED AUGUST 31,            TO
                                                                      2/28/99(1)        1998            1997         8/31/96
                                                                      (UNAUDITED)
Net asset value, beginning of period ..............................    $11.150        $11.050         $10.860        $11.260

Income from investment operations:
   Net investment income ..........................................      0.210          0.425           0.485          0.375
   Net realized and unrealized gain (loss) on investments .........     (0.037)         0.295           0.281         (0.370)
                                                                       -------        -------         -------        -------
   Total from investment operations ...............................      0.173          0.720           0.766          0.005
                                                                       -------        -------         -------        -------
Less dividends and distributions:
   Dividends from net investment income ...........................     (0.210)        (0.425)         (0.485)        (0.375)
   Distributions from net realized gain
     on investments ...............................................     (0.123)        (0.195)         (0.091)        (0.030)
                                                                       -------        -------         -------        -------
   Total dividends and distributions ..............................     (0.333)        (0.620)         (0.576)        (0.405)
                                                                       -------        -------         -------        -------

Net asset value, end of period ....................................    $10.990        $11.150         $11.050        $10.860
                                                                       =======        =======         =======        =======
Total return(2) ...................................................      1.58%          6.72%           7.21%          0.01%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ........................     $1,334           $321             $89           $120
   Ratio of expenses to average net assets ........................      1.80%          1.90%           1.85%          1.78%
   Ratio of net investment income to average net assets ...........      3.85%          3.85%           4.43%          4.48%
   Portfolio turnover .............................................        50%            63%             42%            45%


-----------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

                             See accompanying notes

28 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 TAX-FREE USA INTERMEDIATE FUND A CLASS
                                                         ---------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                YEAR ENDED AUGUST 31,
                                                             2/28/99(1)
                                                            (UNAUDITED)     1998         1997        1996         1995        1994
Net asset value, beginning of period ......................  $10.710      $10.460      $10.320     $10.410      $10.320     $10.630

Income from investment operations:
   Net investment income ..................................    0.241        0.501        0.524       0.550        0.550       0.530
   Net realized and unrealized gain (loss)
    on investments ........................................    0.010        0.250        0.140      (0.090)       0.090      (0.310)
                                                             -------      -------      -------     -------      -------     -------
   Total from investment operations .......................    0.251        0.751        0.664       0.460        0.640       0.220
                                                             -------      -------      -------     -------      -------     -------

Less dividends:
   Dividends from net investment income ...................   (0.241)      (0.501)      (0.524)     (0.550)      (0.550)     (0.530)
                                                             -------      -------      -------     -------      -------     -------
   Total dividends ........................................   (0.241)      (0.501)      (0.524)     (0.550)      (0.550)     (0.530)
                                                             -------      -------      -------     -------      -------     -------

Net asset value, end of period ............................  $10.720      $10.710      $10.460     $10.320      $10.410     $10.320
                                                             =======      =======      =======     =======      =======     =======
Total return(2) ...........................................    2.36%        7.34%        6.57%       4.52%        6.43%       2.09%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................  $24,063      $22,562      $21,635     $22,617      $20,492     $28,193
   Ratio of expenses to average net assets ................    0.70%        0.67%        0.43%       0.25%        0.25%       0.25%
   Ratio of expenses to average net assets prior to
    expense limitation ....................................    0.91%        1.33%        1.02%       0.95%        1.07%       1.19%
   Ratio of net investment income to average net assets ...    4.51%        4.73%        5.03%       5.29%        5.37%       5.00%
   Ratio of net investment income to average net assets
    prior to expense limitation ...........................    4.30%        4.07%        4.44%       4.59%        4.55%       4.06%
   Portfolio turnover .....................................     132%         104%          34%         15%          63%         81%

-----------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                                        for tax-exempt income 29

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            TAX-FREE USA INTERMEDIATE FUND B CLASS
                                                        ----------------------------------------------------------------------------
                                                          SIX MONTHS ENDED           YEAR ENDED AUGUST 31,                 5/2/94(3)
                                                             2/28/99(1)                                                       TO
                                                             (UNAUDITED)    1998         1997       1996          1995       1994
Net asset value, beginning of period ......................   $10.710     $10.460      $10.320     $10.410      $10.320     $10.230

Income from investment operations:
   Net investment income ..................................     0.196       0.411        0.436       0.460        0.460       0.150
   Net realized and unrealized gain (loss)
    on investments ........................................     0.010       0.250        0.140      (0.090)       0.090       0.090
                                                              -------      ------       ------      ------       ------      ------
   Total from investment operations .......................     0.206       0.661        0.576       0.370        0.550       0.240
                                                              -------      ------       ------      ------       ------      ------

Less dividends:
   Dividends from net investment income ...................    (0.196)     (0.411)      (0.436)     (0.460)      (0.460)     (0.150)
                                                              -------      ------       ------      ------       ------      ------
   Total dividends ........................................    (0.196)     (0.411)      (0.436)     (0.460)      (0.460)     (0.150)
                                                              -------      ------       ------      ------       ------      ------

Net asset value, end of period ............................   $10.720     $10.710      $10.460     $10.320      $10.410     $10.320
                                                              =======     =======      =======     =======      =======     =======

Total return(2) ...........................................     1.93%       6.43%        5.67%       3.63%        5.53%       2.31%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................    $2,429      $1,933       $1,832      $1,490         $949        $597
   Ratio of expenses to average net assets ................     1.55%       1.52%        1.28%       1.10%        1.10%       1.10%
   Ratio of expenses to average net assets prior to
    expense limitation ....................................     1.76%       2.18%        1.87%       1.80%        1.92%       2.04%
   Ratio of net investment income to average net assets ...     3.66%       3.88%        4.18%       4.44%        4.52%       4.15%
   Ratio of net investment income to average net assets
    prior to expense limitation ...........................     3.45%       3.22%        3.59%       3.74%        3.70%       3.21%
   Portfolio turnover .....................................      132%        104%          34%         15%          63%         81%

-----------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

                             See accompanying notes

30 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                TAX-FREE USA INTERMEDIATE FUND C CLASS
                                                                     ----------------------------------------------------------
                                                                      SIX MONTHS                                   11/29/95(3)
                                                                        ENDED          YEAR ENDED AUGUST 31,            TO
                                                                      2/28/99(1)        1998            1997         8/31/96
                                                                      (UNAUDITED)
Net asset value, beginning of period ..............................    $10.710        $10.460         $10.320        $10.480

Income from investment operations:
   Net investment income ..........................................      0.196          0.411           0.436          0.350
   Net realized and unrealized gain (loss) on investments .........      0.010          0.250           0.140         (0.160)
                                                                        ------         ------          ------         ------
   Total from investment operations ...............................      0.206          0.661           0.576          0.190
                                                                        ------         ------          ------         ------

Less dividends:
   Dividends from net investment income ...........................     (0.196)        (0.411)         (0.436)        (0.350)
                                                                        ------         ------          ------         ------
   Total dividends ................................................     (0.196)        (0.411)         (0.436)        (0.350)
                                                                        ------         ------          ------         ------

Net asset value, end of period ....................................    $10.720        $10.710         $10.460        $10.320
                                                                       =======        =======         =======        =======

Total return(2) ...................................................      1.93%          6.43%           5.67%          1.84%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ........................     $3,023         $1,996          $1,426           $193
   Ratio of expenses to average net assets ........................      1.55%          1.52%           1.28%          1.10%
   Ratio of expenses to average net assets prior to expense
    limitation ....................................................      1.76%          2.18%           1.87%           1.80%
   Ratio of net investment income to average net assets ...........      3.66%          3.88%           4.18%          4.44%
   Ratio of net investment income to average net assets prior
    to expense limitation .........................................      3.45%          3.22%           3.59%          3.74%
   Portfolio turnover .............................................       132%           104%             34%            15%

-----------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

                             See accompanying notes
                                                        for tax-exempt income 31

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                  NATIONAL HIGH YIELD
                                                                              MUNICIPAL BOND FUND A CLASS
                                                            ------------------------------------------------------------------------
                                                            SIX MONTHS    EIGHT MONTHS   YEAR      PERIOD FROM
                                                               ENDED         ENDED       ENDED      8/1/96 TO
                                                             2/28/99(1)   8/31/1998(1) 12/31/97(4) 12/31/96(5)    7/31/96
                                                            (UNAUDITED)
Net asset value, beginning of period .....................    $10.800       $10.720      $10.400     $10.190      $10.170

Income from investment operations:
   Net investment income .................................      0.279         0.398        0.648       0.260        0.630
   Net realized and unrealized gain (loss)
     on investments ......................................     (0.015)        0.115        0.390       0.210        0.140
                                                              -------       -------      -------     -------      -------
   Total from investment operations ......................      0.264         0.513        1.038       0.470        0.770
                                                              -------       -------      -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income ..................     (0.279)       (0.398)      (0.647)     (0.260)      (0.630)
   Distributions from net realized gain on
     investments .........................................     (0.025)       (0.035)      (0.071)       none       (0.120)
                                                              -------       -------      -------     -------      -------
   Total dividends and distributions .....................     (0.304)       (0.433)      (0.718)     (0.260)      (0.750)
                                                              -------       -------      -------     -------      -------

Net asset value, end of period ...........................    $10.760       $10.800      $10.720     $10.400      $10.190
                                                              =======       =======      =======     =======      =======

Total return(2) ..........................................      2.48%         4.87%       10.32%       4.52%        7.78%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............    $79,335       $69,606      $55,458     $59,105      $63,460
   Ratio of expenses to average net assets ...............      1.00%         0.92%        0.84%       0.87%(3)     0.85%
   Ratio of expenses to average net assets prior
     to expense limitation ...............................      1.22%         1.12%        1.12%       1.07%(3)     0.96%
   Ratio of net investment income to
     average net assets ..................................      5.21%         5.52%        6.15%       6.06%(3)     6.10%
   Ratio of net investment income to average net
     assets prior to expense limitation ..................      4.99%         5.32%        5.87%       5.86%(3)     5.99%
   Portfolio turnover ....................................        24%           43%          45%          7%           0%


                         [RESTUBBED FROM PREVIOUS TABLE]

                                                                NATIONAL HIGH YIELD
                                                           MUNICIPAL BOND FUND A CLASS
                                                           ---------------------------

                                                              YEAR ENDED
                                                               7/31/95      7/31/94

Net asset value, beginning of period .....................     $10.170      $10.500

Income from investment operations:
   Net investment income .................................       0.650        0.620
   Net realized and unrealized gain (loss)
     on investments ......................................       0.040       (0.310)
                                                               -------      -------
   Total from investment operations ......................       0.690        0.310
                                                               -------      -------

Less dividends and distributions:
   Dividends from net investment income ..................      (0.650)      (0.620)
   Distributions from net realized gain on
     investments .........................................      (0.040)      (0.020)
                                                               -------      -------
   Total dividends and distributions .....................      (0.690)      (0.640)
                                                               -------      -------

Net asset value, end of period ...........................     $10.170      $10.170
                                                               =======      =======

Total return(2) ..........................................       7.16%        2.99%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............     $66,357      $72,172
   Ratio of expenses to average net assets ...............       0.79%        0.91%
   Ratio of expenses to average net assets prior
     to expense limitation ...............................       0.90%        1.01%
   Ratio of net investment income to
     average net assets ..................................       6.45%        5.98%
   Ratio of net investment income to average net
     assets prior to expense limitation ..................       6.34%        5.88%
   Portfolio turnover ....................................          8%          28%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(5) On November 6, 1996, the Fund's shareholders approved a change of investment adviser from IFG Asset Management Services, Inc. to Voyageur Fund Managers, Inc.

                             See accompanying notes

32 for tax-exempt income

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           NATIONAL HIGH YIELD
                                                                       MUNICIPAL BOND FUND B CLASS
                                                            -----------------------------------------------------
                                                            SIX MONTHS    EIGHT MONTHS    YEAR        PERIOD FROM
                                                               ENDED         ENDED        ENDED        12/18/96(5)
                                                             2/28/99(1)    8/31/98(1)   12/31/97(4)    TO 12/31/96
                                                            (UNAUDITED)
Net asset value, beginning of period .....................    $10.820       $10.730       $10.400        $10.370

Income from investment operations:
   Net investment income .................................      0.239         0.348         0.534          0.010
   Net realized and unrealized gain (loss)
     on investments ......................................     (0.015)        0.122         0.433          0.030
                                                              -------       -------       -------        -------
   Total from investment operations ......................      0.224         0.470         0.967          0.040
                                                              -------       -------       -------        -------

Less dividends and distributions:
   Dividends from net investment income ..................     (0.239)       (0.345)       (0.566)        (0.010)
   Distributions from net realized gain
     on investments ......................................     (0.025)       (0.035)       (0.071)            --
                                                              -------       -------       -------        -------
   Total dividends and distributions .....................     (0.264)       (0.380)       (0.637)        (0.010)
                                                              -------       -------       -------        -------

Net asset value, end of period ...........................    $10.780       $10.820       $10.730        $10.400
                                                              =======       =======       =======        =======

Total return(2) ..........................................      2.09%         4.44%         9.57%          0.43%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............    $15,629       $10,620        $3,573            $88
   Ratio of expenses to average net assets ...............      1.75%         1.67%         1.56%          1.45%(3)
   Ratio of expenses to average net assets
     prior to expense limitation .........................      1.97%         1.87%         1.84%          1.66%(3)
   Ratio of net investment income to average net assets ..      4.46%         4.77%         5.43%          4.65%(3)
   Ratio of net investment income to average net assets
     prior to expense limitation .........................      4.24%         4.57%         5.15%          4.44%(3)
   Portfolio turnover ....................................        24%           43%           45%             7%

                         [RESTUBBED FROM PREVIOUS TABLE]

                                                                       NATIONAL HIGH YIELD
                                                                    MUNICIPAL BOND FUND C CLASS
                                                             -----------------------------------------
                                                              SIX MONTHS   EIGHT MONTHS    PERIOD FROM
                                                                 ENDED         ENDED        5/26/97(5)
                                                               2/28/99(1)    8/31/98(1)   TO 12/31/97(4)
                                                              (UNAUDITED)
Net asset value, beginning of period .....................      $10.830       $10.740         $10.440

Income from investment operations:
   Net investment income .................................        0.239         0.345           0.315
   Net realized and unrealized gain (loss)
     on investments ......................................       (0.015)        0.128           0.391
                                                                -------       -------         -------
   Total from investment operations ......................        0.224         0.473           0.706
                                                                -------       -------         -------

Less dividends and distributions:
   Dividends from net investment income ..................       (0.239)       (0.348)         (0.335)
   Distributions from net realized gain
     on investments ......................................       (0.025)       (0.035)         (0.071)
                                                                -------       -------         -------
   Total dividends and distributions .....................       (0.264)       (0.383)         (0.406)
                                                                -------       -------         -------

Net asset value, end of period ...........................      $10.790       $10.830         $10.740
                                                                =======       =======         =======

Total return(2) ..........................................        2.09%         4.44%           6.88%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............       $8,600        $4,690          $1,220
   Ratio of expenses to average net assets ...............        1.75%         1.67%           1.62%(3)
   Ratio of expenses to average net assets
     prior to expense limitation .........................        1.97%         1.87%           1.90%(3)
   Ratio of net investment income to average net assets ..        4.46%         4.77%           5.37%(3)
   Ratio of net investment income to average net assets
     prior to expense limitation .........................        4.24%         4.57%           5.09%(3)
   Portfolio turnover ....................................          24%           43%             45%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(5) Commencement of operations.

                             See accompanying notes

                                                        FOR TAX-EXEMPT INCOME 33


DELAWARE GROUP TAX-FREE FUND, INC.
VOYAGEUR MUTUAL FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
Delaware Group Tax-Free Fund, Inc. is registered as a diversified open-end investment company under the Investment Company Act of 1940 (as amended). The Fund is organized as a Maryland Corporation and offers three portfolios, the Tax-Free USA Fund, the Tax-Free Insured Fund, and the Tax-Free USA Intermediate Fund. National High Yield Municipal Bond Fund, a series of Voyageur Mutual Funds, Inc., is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Tax-Free USA Fund, Tax-Free Insured Fund, Tax-Free USA Intermediate Fund and National High Yield Municipal Bond Fund (each referred to as a "Fund" or, collectively, as the "Funds") each offer three classes of shares. The A Class carries a front-end sales charge of 3.75% for the Tax-Free USA Fund, Tax-Free Insured Fund and National High Yield Municipal Bond Fund, and 2.75% for the Tax-Free USA Intermediate Fund. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge.

The investment objective of the Tax-Free USA Fund and the Tax-Free USA Intermediate Fund is to seek as high a level of current interest income exempt from federal income tax as is available from municipal bonds and is consistent with prudent investment management and preservation of capital.

The investment objective of the Tax-Free Insured Fund is to provide investors with preservation of capital and, as a secondary objective, seek as high a level of current interest income exempt from federal income tax as is available from municipal bonds which are protected by insurance guaranteeing the payment of principal and interest when due and is consistent with prudent investment management.

The investment objective of the National High Yield Municipal Bond Fund is to seek a high level of current income exempt from federal income tax through investing primarily in a portfolio of medium and lower grade municipal bonds.

1. FUND REORGANIZATION
On April 30, 1997, Lincoln National Corporation ("LNC") acquired Voyageur Fund Manager Inc.'s ("Voyageur") parent, Dougherty Financial Group, Inc. ("DFG") pursuant to an agreement and plan of merger dated January 15, 1997, in which LNC would acquire DFG including the mutual fund investment advisory business of DFG conducted by Voyageur. Upon completion of the acquisition, Delaware Management Company, Inc. ("DMC") became the investment adviser to the Funds, Delaware Distributors, L.P. ("DDLP") became the distributor for the Funds and Delaware Service Company, Inc. ("DSC") became the transfer, dividend-disbursing, shareholder servicing agent and accounting service agent for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

SECURITY VALUATION - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors.

FEDERAL INCOME TAXES - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

CLASS ACCOUNTING - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis.Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay such dividends monthly, and capital gains, if any, are distributed annually.

Certain expenses of the Funds are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

3. INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of the Investment Management Agreement, the Fund pays DMC, the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.60% of the first $500 million of average daily net assets of the Fund, 0.575% on the next $250 million and 0.55% on the average daily net assets over $750 million for the Tax-Free USA Fund, 0.60% of the average daily net assets of the Tax-Free Insured Fund, 0.50% of the average daily net assets of the Tax-Free Intermediate Fund and 0.65% of the average daily net assets of the National High Yield Municipal Bond Fund. Effective February 2, 1999, DMC has elected voluntarily to waive its fee and reimburse the Tax-Free USA Intermediate Fund to the extent that the annual operating expenses, exclusive of distribution expenses, exceed 0.60% of average daily net assets through June 30, 1999. Prior to February 1, 1999, DMC absorbed expenses in the Tax-Free USA Intermediate Fund to the extent that annual operating expenses, exclusive of distribution expenses, exceeded 0.55% of average daily net assets. Total expenses absorbed or waived by DMC in the Tax-Free USA Intermediate Fund, for the period ended February 28, 1999, were $28,351. DMC has elected to waive their fee and reimburse the National High Yield Municipal Bond Fund to the extent that annual operating expenses exclusive of distribution fees, taxes, interest, brokerage commissions and extraordinary expenses, exceed 0.75% of average daily net assets through June 30, 1999. Total expenses absorbed by DMC in the National High Yield Municipal Bond Fund, for the six months ended February 28, 1999, were $102,069.

34 FOR TAX-EXEMPT INCOME

--------------------------------------------------------------------------------
3. INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
On February 28, 1999, the Fund had payables to affiliates as follows:

                                                TAX-FREE         TAX-FREE          TAX-FREE USA        NATIONAL HIGH YIELD
                                                USA FUND       INSURED FUND     INTERMEDIATE FUND      MUNICIPAL BOND FUND
                                                --------       ------------     -----------------      -------------------
Investment management fees and other
   expenses payable to DMC ..................    $28,527               -                   -                 $139,547
Dividend disbursing, transfer agent
   fees accounting fees and other
   expenses payable to DSC ..................     18,449          $5,000                   -                   90,179

Pursuant to the Distribution Agreement, the Funds pay DDLP, the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class for the Tax-Free USA Fund and the Tax-Free Insured Fund, 0.15% of the average daily net assets of the A Class for the Tax-Free USA Intermediate Fund, 0.25% of the average daily net assets of the A Class for the National High Yield Municipal Bond Fund and 1.00% of the average daily net assets of the B and C Classes for all four Funds.

For the period ended February 28, 1999, DDLP for commissions on sales of the Class A shares for each Fund were as follows:

                                                TAX-FREE         TAX-FREE          TAX-FREE USA        NATIONAL HIGH YIELD
                                                USA FUND       INSURED FUND     INTERMEDIATE FUND      MUNICIPAL BOND FUND
                                                --------       ------------     -----------------      -------------------
                                                $127,242          $6,780              $7,833                 $135,708

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.

4.INVESTMENTS
During the six months ended February 28, 1999, the Fund had purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                                                TAX-FREE         TAX-FREE          TAX-FREE USA        NATIONAL HIGH YIELD
                                                USA FUND       INSURED FUND     INTERMEDIATE FUND      MUNICIPAL BOND FUND
                                                --------       ------------     -----------------      -------------------
Purchases ...............................     $19,452,860      $20,510,281        $159,251,766             $32,664,483
Sales ...................................      18,366,078       19,402,342         196,699,156              11,060,170

At February 28, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                TAX-FREE         TAX-FREE          TAX-FREE USA        NATIONAL HIGH YIELD
                                                USA FUND       INSURED FUND     INTERMEDIATE FUND      MUNICIPAL BOND FUND
                                                --------       ------------     -----------------      -------------------
Cost of investments.....................     $552,448,790      $73,080,740         $27,295,373            $98,566,567
                                             ============      ===========         ===========            ===========
Unrealized appreciation.................       52,478,084        6,031,996           1,045,735              4,182,576
Unrealized depreciation.................       (2,365,657)        (143,940)            (22,250)              (257,454)
                                             ------------      -----------         -----------            -----------
Net unrealized appreciation.............     $ 50,112,427      $ 5,888,056         $ 1,023,485            $ 3,925,122
                                             ============      ===========         ===========            ===========


For federal income tax purposes, the Tax-Free USA Intermediate Fund had accumulated capital losses at August 31, 1998 of $721,248 which may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows: 2002 -$97,594 and 2003 -$623,654.

5. CAPITAL STOCK
Transactions in capital stock shares were as follows:

                                                              TAX-FREE USA FUND                   TAX-FREE INSURED FUND
                                                       SIX MONTHS ENDED     YEAR ENDED       SIX MONTHS ENDED      YEAR ENDED
                                                            2/28/99           8/31/98             2/28/99           8/31/98
                                                       ----------------     ----------       ----------------      ----------
Shares sold:
   A Class .........................................       10,707,991       12,260,232             244,843            589,585
   B Class .........................................          358,707          508,224              77,021            123,658
   C Class .........................................          111,324          111,168              94,941             31,430

Shares issued upon reinvestment of dividends from net investment income and net realized gain on investment transactions:

   A Class .........................................          728,626        1,922,998             133,585            249,570
   B Class .........................................           42,779          106,985               7,646             10,322
   C Class .........................................            3,721            5,944               1,960                715
                                                          -----------      -----------            --------         ----------
                                                           11,953,148       14,915,551             559,996          1,005,280
                                                          -----------      -----------            --------         ----------

Shares repurchased:
   A Class .........................................      (13,234,981)     (17,159,307)           (359,860)        (1,277,871)
   B Class .........................................         (280,821)        (487,504)            (11,539)           (79,031)
   C Class .........................................          (26,520)         (47,557)             (4,302)           (11,448)
                                                          -----------      -----------            --------         ----------
                                                          (13,542,322)     (17,694,368)           (375,701)        (1,368,350)
                                                          -----------      -----------            --------         ----------

Net Increase (Decrease) ............................       (1,589,174)      (2,778,817)            184,295           (363,070)
                                                          ===========      ===========            ========         ==========

                                                        FOR TAX-EXEMPT INCOME 35

--------------------------------------------------------------------------------
5. CAPITAL STOCK (CONTINED)

                                                  TAX-FREE USA INTERMEDIATE FUND          NATIONAL HIGH YIELD MUNICIPAL BOND FUND
                                                  SIX MONTHS ENDED     YEAR ENDED      SIX MONTHS   EIGHT MONTHS ENDED   YEAR ENDED
                                                       2/28/99           8/31/98         2/28/99          8/31/98         12/31/97
                                                  ----------------     ----------      ----------   ------------------   ----------
Shares sold:
   A Class ........................................     343,361         696,975          998,446         1,486,196         514,279
   B Class ........................................      47,302          35,185          484,567           700,850         329,079
   C Class ........................................     123,946          89,880          395,097           342,031         112,800

Shares issued upon reinvestment of dividends
  from net investment income:
   A Class ........................................      31,065          60,354          109,342           133,856         211,092
   B Class ........................................       2,479           4,640           17,725            13,876           4,026
   C Class ........................................       3,215           5,534           11,130             5,179             908
                                                       --------        --------        ---------         ---------      ----------
                                                        551,368         892,568        2,016,307         2,681,988       1,172,184
                                                       --------        --------        ---------         ---------      ----------

Shares repurchased:
   A Class ........................................    (237,552)       (718,872)        (177,569)         (347,504)     (1,237,478)
   B Class ........................................      (3,830)        (34,488)         (33,771)          (65,936)         (8,739)
   C Class ........................................     (31,664)        (45,293)         (42,150)          (27,712)            (74)
                                                       --------        --------        ---------         ---------      ----------
                                                       (273,046)       (798,653)        (253,490)         (441,152)     (1,246,291)

Net increase (decrease)                                 278,322          93,915        1,762,817         2,240,836         (74,107)
                                                       ========        ========        =========         =========      ==========

-------------------
(1)  Commenced operations May 26, 1997.

6. LINES OF CREDIT

The Funds have committed lines of credit for the following amounts:

TAX-FREE USA FUND       TAX-FREE INSURED FUND       TAX-FREE USA INTERMEDIATE FUND       NATIONAL HIGH YIELD MUNICIPAL BOND FUND
   $19,500,000                $2,400,000                      $800,000                                $3,000,000

No amounts were outstanding at February 28, 1999, or at any time during the period.

7. MARKET AND CREDIT RISK
The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

The National High Yield Municipal Bond Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF NATIONAL TAX-FREE FUNDS SHAREHOLDERS, BUT IT MAY BE USED WITH prospective investors when preceded or accompanied by a current National Tax-Free Funds Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documentated in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

[photo of globes]

FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS
REPRESENTATIVES ONLY
1.800.659.2265

www.delawarefunds.com


Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Printed in the USA
on recycled paper

SA-011[2/99] PP4/99
(1609)